THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                        AUTOMATIC REINSURANCE AGREEMENT

                                     BETWEEN

           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                              BOSTON, MASSACHUSETTS

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
                               NEW YORK, NEW YORK

          THIS AGREEMENT WILL BE REFERRED TO AS AGREEMENT NO. SA712-98

                        AUTOMATIC REINSURANCE AGREEMENT

                                    CONTENTS

ARTICLE  I         SCOPE OF AGREEMENT

ARTICLE  II        COMMENCEMENT & TERMINATION OF LIABILITY

ARTICLE  III       OVERSIGHTS - CLERICAL ERRORS

ARTICLE  IV        MORTALITY NET AMOUNT AT RISK

ARTICLE  V         REINSURANCE PREMIUMS

ARTICLE  VI        REINSURANCE ADMINISTRATION

ARTICLE  VII       SETTLEMENT OF CLAIMS

ARTICLE  VIII      TAX CREDITS

ARTICLE  IX        REGULATORY COMPLIANCE

ARTICLE  X         INSPECTION OF RECORDS

ARTICLE  XI        INSOLVENCY

ARTICLE  XII       ARBITRATION

ARTICLE  XIII      RIGHTS OF OFFSETTING BALANCES DUE

ARTICLE  XIV       CONTRACT AND PROGRAM CHANGES

ARTICLE  XV        FEDERAL TAXES

ARTICLE  XVI       PARTIES TO AGREEMENT

ARTICLE  XVII      ENTIRE AGREEMENT

ARTICLE  XVIII     CONFIDENTIALITY

ARTICLE  XIX       DURATION OF AGREEMENT

ARTICLE  XX        SEVERABILITY

  SIGNATURE PAGE

  EXHIBIT A -     VARIABLE ANNUITIES COVERED UNDER THIS AGREEMENT

  EXHIBIT B -     SUB-ACCOUNTS

  EXHIBIT C -     LOSS CARRYFORWARD DEFINITIONS AND FORMULAE

                        AUTOMATIC REINSURANCE AGREEMENT

THIS AGREEMENT between THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, a corporation organized under the laws of the State of Delaware. hereinafter referred to as the "Company", and SWISS RE LIFE & HEALTH AMERICA INC., a corporation organized under the laws of the State of New York, hereinafter referred to as "Swiss Re Life & Health", WITNESSETH AS FOLLOWS:

                                   ARTICLE I

                               Scope of Agreement

     1. On and after the 1st day of July, 1998. the Company shall automatically reinsure with Swiss Re Life & Health, and Swiss Re Life & Health shall automatically accept, a [*] of the mortality net amount at risk, as defined in
Article IV, generated prior to annuitization or complete surrender by the contract owner, by the Guaranteed Minimum Death Benefit (GMDB) provisions within the variable annuity contracts issued by the Company that are set forth in Exhibit A, where the contract owner has not elected the Guaranteed Income Rider
(GIR).

     2. Swiss Re Life & Health's maximum aggregate liability in any one calendar year shall not exceed [*] of Swiss Re Life & Health's quota share percentage of the average aggregate account value over each respective calendar year of coverage. This average shall be calculated by totaling the aggregate account value as of the end of each calendar month and dividing the result by the number of months.

     3. Swiss Re Life & Health's maximum liability on any one life reinsured hereunder shall be [*], multiplied by the quota share percentage reinsured by Swiss Re Life & Health specified in paragraph 1 of this Article, and calculated as specified in Article IV of this Agreement.

     4. This Agreement covers only the Company's liability for claims paid under variable annuity contracts written on the contract forms specified in Exhibit A and supported by sub-accounts that were reviewed by Swiss Re Life & Health prior to their issuance.

                                   ARTICLE II

                     Commencement & Termination of Liability

     1. On reinsurance ceded under the terms of this Agreement, the liability of Swiss Re Life & Health shall commence simultaneously with that of the Company, and will terminate upon the earliest of annuitization, surrender or termination in accordance with Article XIX.

     2. Swiss Re Life & Health shall be liable to reimburse claims on only those deaths where the date of death is on or after July 1, 1998, in accordance with
Article VII.

                                  ARTICLE III

                          Oversights - Clerical Errors

     1. Should either the Company or Swiss Re Life & Health fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the Company or Swiss Re Life & Health, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the position they would have occupied had no such oversight, misunderstanding, or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

      2. If the Company or Swiss Re Life & Health discovers that the Company did not cede reinsurance on a contract it should have reinsured under this Agreement, the Company may be required to audit its records, at the request of Swiss Re Life & Health, to determine if reinsurance was unreported on any other contracts. The Company is expected to take the necessary actions to ensure that similar oversights do not recur. If Swiss Re Life & Health receives no evidence that the Company has taken action to remedy such a situation, Swiss Re Life & Health reserves the right to limit its liability to reported contracts only.

      3. Any negligent or deliberate acts or omissions by the Company regarding the insurance or reinsurance provided are the responsibility of the Company and its liability insurer, if any, but not that of Swiss Re Life & Health.

                                   ARTICLE IV

                          Mortality Net Amount At Risk

     1. The mortality net amount at risk for each variable annuity contract reinsured hereunder shall be calculated as of the last day of each calendar month and shall be equal to the difference between the death benefit and the account value of the annuity. The reinsured mortality net amount at risk shall not be less than zero and shall not be greater than the product of [*] per life and the quota share percentage set forth in Article I.

VNAR = Max[((Contractual GMDB - FA) - SA) *QS,O]
       Max[(Variable GMDB - SA) *QS,O]

       where:

       FA = Fixed Account Assets

       SA = Separate Account Assets

       QS = Quota Share Percentage Reinsured by
            Swiss Re Life & Health

The contractual death benefit and the contract value shall be as described in the variable annuity contract forms specified in Exhibit A.

                                   ARTICLE V

                              Reinsurance Premiums

1. (a) Reinsurance premiums shall be calculated monthly. The initial total reinsurance premium in the month that this agreement becomes effective shall at least equal [*] multiplied by the quota share percentage reinsured by Swiss Re Life & Health. Subsequent reinsurance premiums shall be equal to [*] of the prior calendar month's death claim reimbursement, subject to the minimum and maximum monthly premiums stated in 1(b) and 1(c), below.

     (b) The minimum monthly premium shall be equal to the product of the minimum monthly premium rate and Swiss Re Life & Health's quota share percentage of all average aggregate account values over each calendar month of all variable annuities reinsured hereunder. The minimum monthly premium rate for the products reinsured hereunder, expressed in basis points, shall be equal to:

          VEN 7, *8, 17, *18,27, and MLL 27 - Annual Ratchet

             Tax Qualified          Non-Qualified
Issue Ages   Minimum Premium Rate   Minimum Premium Rate
----------   --------------------   --------------------
<85          [*]                    [*]

VEN 20,21,22,23,25,26 - Annual Ratchet
MRP 20,21,22,23,25,26 - Annual Ratchet
MLL 25 and 26 - Annual Ratchet

             Tax Qualified          Non-Qualified
Issue Ages   Minimum Premium Rate   Minimum Premium Rate
----------   --------------------   --------------------
<81          [*]                    [*]

VEN 20,21,22,23,25,26 - Return of Principal
MRP 20,21,22,23,25,26 - Return of Principal
MLL 25 and 26 - Return of Principal

             Tax Qualified          Non-Qualified
Issue Ages   Minimum Premium Rate   Minimum Premium Rate
----------   --------------------   --------------------
81-85        [*]                    [*]

* coverage assumes that the net number of contracts for these products previously inforce with Swiss Re Life & Health and issued as new business under this Agreement, at the end of each calendar quarter, continues to decline.

            (c) The maximum monthly premium shall be equal to the product of the maximum monthly premium rate and Swiss Re Life & Health's quota share percentage of the average aggregate account values over each calendar month of all variable annuities reinsured hereunder.

                 The maximum monthly premium rate for the products reinsured hereunder, expressed in basis points, shall be equal to:

                 VEN 7,*8, 17, *8,27,and MLL 27 - Annual Ratchet

             Tax Qualified          Non-Qualified
Issue Ages   Maximum Premium Rate   Maximum Premium Rate
----------   --------------------   --------------------
<85          [*]                    [*]

VEN 20,21,22,23,25,26 - Annual Ratchet
MRP 20,21,22,23,25,26 - Annual Ratchet
MLL 25 and 26 - Annual Ratchet

             Tax Qualified          Non-Qualified
Issue Ages   Maximum Premium Rate   Maximum Premium Rate
----------   --------------------   --------------------
<81          [*]                    [*]

VEN 20,21,22,23,25,26 - Return of Principal
MRP 20,21,22,23,25,26 - Return of Principal
MLL 25 and 26 - Return of Principal

             Tax Qualified          Non-Qualified
Issue Ages   Maximum Premium Rate   Maximum Premium Rate
----------   --------------------   --------------------
81-85        [*]                    [*]

* coverage assumes that the net number of contracts for these products previously inforce with Swiss Re Life & Health and issued as new business under this Agreement, at the end of each calendar quarter, continues to decline.

     2. The monthly reinsurance premium shall be due and payable as described in
Article VI. Swiss Re Life & Health reserves the right to charge interest on premiums not remitted in accordance with the schedule set forth in Article VI. The interest rate payable by the Company to Swiss Re Life & Health for overdue premiums shall be the [*] plus [*]. The method of calculation shall be simple interest "Bankers' Rule" (or 360 day year).

     3. The reinsurance premium structure described above shall remain in effect as long as the death benefit design, the contract fees, the mortality and expense charges, the administration fees, and the surrender charges in effect at the inception of this Agreement remain unchanged.

                                   ARTICLE VI

                           Reinsurance Administration

     1. Within 30 days of the end of each calendar month, the Company will furnish Swiss Re Life & Health a separate electronic report for each Guaranteed Minimum Death Benefit design specified in Exhibit A, valued as of the last day of that calendar month. Each report will indicate for all inforce annuities reinsured hereunder:

                  a) Annuitant's name, sex, date of birth and social security number

                  b) Owner's name, sex, date of birth and social security number

                  c)   Contract number

                  d)   Contract issue date

                  e)   Contract form number

                  f)   Current contract separate account value

                  g)   Current contract value fixed account value

                  h)   Cumulative net considerations

                  i)   Current contract minimum guaranteed death benefit

                  j)   Current contract death benefit

                  k)   Current contract cash surrender value

                  l)   Current variable net amount at risk

     2. Additionally, within 30 days of the end of each calendar month, the Company will furnish Swiss Re Life & Health a separate paper report for each GMDB design and tax status combination specified in Exhibit A, summarizing the following data:

                  a)   Reinsurance premiums due Swiss Re Life & Health

                  b)   Death claim reimbursements due the Company

                  c)   Total number of contracts reinsured

                  d)   Total current contract separate account value

                  e)   Total current fixed account value

               f)   Total cumulative net considerations

               g)   Total current guaranteed minimum death benefit

               h)   Total current death benefit

               i)   Total current cash surrender value

               j)   Total current variable risk amount

     3. The monthly premium reports shall be settled on a quarterly basis. If the net balance is due Swiss Re Life & Health, the amount due shall be remitted with the last monthly report in the calendar quarter. If the net balance is due the Company, Swiss Re Life & Health shall remit the amount to the Company within 10 days of the receipt of the last monthly report in the calendar quarter.

                                   ARTICLE VII

                              Settlement of Claims

     1. The claims that are eligible for reimbursement are only those that the Company is required to pay on deaths that occur on or after the effective date of this Agreement.

     2. In the event the Company provides satisfactory proof of claim to Swiss Re Life & Health, claim settlements made by the Company shall be unconditionally binding on Swiss Re Life & Health.

     3. The death claim reimbursed by Swiss Re Life & Health shall be determined as of the date due proof of death is received at the Company's Annuity Service office.

     4. Within thirty (30) days of the end of each calendar quarter, the Company shall notify Swiss Re Life & Health of the reinsured death benefits paid in that calendar quarter and Swiss Re Life & Health shall reimburse the Company, as provided in Article VI, for the reinsured benefits.

     5. Settlements by Swiss Re Life & Health shall be in a lump sum regardless of the mode of payment made by the Company to the beneficiary.

                                  ARTICLE VIII

                                   Tax Credits

     1. Swiss Re Life & Health shall not reimburse the Company for state premium taxes.

                                   ARTICLE IX

                              Regulatory Compliance

     1. Swiss Re Life & Health agrees to comply with all regulatory directives required to permit the Company to receive statutory reserve credit for the reinsurance ceded under this Agreement.

     2. The Company warrants that it has secured all necessary federal and state licenses and approvals, and that it is operating in compliance with federal investment laws and state investment and insurance laws and regulations.

                                    ARTICLE X

                              Inspection of Records

     1. Swiss Re Life & Health, or its duly appointed representatives, shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the Company all records referring to reinsurance ceded to Swiss Re Life & Health.

     2. Likewise, the Company shall have the right at all reasonable times and for any reasonable purpose to inspect at the offices of Swiss Re Life & Health all records pertaining to reinsurance ceded to Swiss Re Life & Health by the Company. Swiss Re Life & Health shall also provide reasonable access, during regular business hours, to records pertaining to such reinsurance to any regulator having authority over the Company's products and operations.

                                   ARTICLE XI

                                   Insolvency

     1. A party to this Agreement will be deemed "insolvent" when it:

          (a) Applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor (hereinafter referred to as the Authorized Representative) of its properties or assets; or

          (b)  Is adjudicated as bankrupt or insolvent; or

          (c) Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, or similar law or statute; or

          (d) Becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party's domicile.

     2. In the event of the insolvency of the Company, all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by Swiss Re Life & Health directly to the Company or to its Authorized Representative on the basis of the liability of the Company under the contract or contracts reinsured without diminution because of the insolvency of the Company. It is understood, however, that in the event of the insolvency of the Company, the Authorized Representative of the insolvent Company shall give written notice of the pendency of a claim against the insolvent Company on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that, during the pendency of such claim, Swiss Re Life & Health may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or to its Authorized Representative

     3. It is further understood that the expense thus incurred by Swiss Re Life & Health shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by Swiss Re Life & Health. Where two or more assuming insurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Reinsurance Agreement as though such expense had been incurred by the Company.

     4. In the event of the insolvency of Swiss Re Life & Health and the appointment of receivers therefor, the liability of Swiss Re Life & Health shall not terminate but shall continue with respect to the reinsurance ceded to Swiss Re Life & Health by the Company prior to the date of such insolvency or appointment, and the Company shall have a security interest in any and all sums held by or under deposit in the name of Swiss Re Life & Health.

                                   ARTICLE XII

                                   Arbitration

     1. In the event of any difference arising hereafter between the contracting parties with reference to any transaction under this Agreement, the same shall be referred to three arbitrators who must be current or former executive officers of life insurance or life reinsurance companies other than the two parties to this Agreement or their affiliates, each of the contracting companies to appoint one of the arbitrators and such two arbitrators to select the third. If either party refuses or neglects to appoint an arbitrator within 60 days after receipt of the written request for arbitration, the other party may appoint a second arbitrator.

     2. If the two arbitrators fail to agree on the selection of a third arbitrator within 60 days of their appointment, each of them shall name three individuals, of whom the other shall decline two, and the decision shall be made by drawing lots.

     3. The arbitrators shall consider this Reinsurance Agreement not merely as a legal document but also as a gentlemen's agreement. In resolving the dispute, the arbitrators will give full consideration to the customs and practices of the life insurance and life reinsurance industry, insofar as they are not in conflict with the specific terms of this Agreement. The arbitrators shall decide by a majority vote. There shall be no appeal from their written decision.

     4. Unless the arbitrators decide otherwise, each party shall bear the expense of its own arbitration, including its arbitrator and outside attorney fees, and shall jointly and equally bear with the other party the expense of the third arbitrator. Any remaining costs of the arbitration proceedings shall be apportioned by the Board of Arbitrators.

                                  ARTICLE XIII

                        Right of Offsetting Balances Due

     1. The Company and Swiss Re Life & Health shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assigns, against balances due the other party under this Agreement or under any other Agreements or Contracts previously or subsequently entered into between the Company and Swiss Re Life & Health. This right of offset shall not be affected or diminished because of insolvency of either party to this Agreement.

                                   ARTICLE XIV

                          Contract and Program Changes

     1. The Company may amend, substitute, add or delete variable investment funds to the underlying investment funds supporting the annuity contract as described in the contract general provisions. No such change will be made by the Company without prior notification to Swiss Re Life & Health and without the prior approval of the Securities and Exchange Commission, if necessary. The Company agrees to maintain at all times a satisfactory selection of core investment options with characteristics similar to those listed in Exhibit B.

     2. The Company shall also give Swiss Re Life & Health advance notice of any other changes to its annuity product design, its fees and charges, its distribution systems and/or methods, or the addition of any riders to any contract form reinsured hereunder.

     3. Should any such change result in a material increase in the reinsured net amount at risk and/or material decrease in the reinsurance premiums due, Swiss Re Life & Health shall have the right to modify any of the terms of this Agreement.

                                   ARTICLE XV

                                  Federal Taxes

     1. The Company and Swiss Re Life & Health hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective as of the Effective Date of this Agreement and for all subsequent taxable years for which this Agreement remains in effect.

          (a) The term "party" will refer to either the Company or Swiss Re Life & Health, as appropriate.

          (b) The terms used in this Article are defined by reference to Regulation 1.848-2 in effect December 1992.

          (c) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

          (d) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

          (e) The Company will submit a schedule to Swiss Re Life & Health by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement stating that the Company will report such net consideration in its tax return for the preceding calendar year.

          (f) Swiss Re Life & Health may contest such calculation by providing an alternative calculation to the Company by June 1. If Swiss Re Life & Health does not so notify the Company, the Company will report the net consideration as determined by the Company in the Company's tax return for the previous calendar year.

          (g) If Swiss Re Life & Health contests the Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount by July 1. If the Company and Swiss Re Life & Health reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

     2. Swiss Re Life & Health and the Company represent and warrant that they are subject to U.S. taxation under Subchapter L of Chapter 1 of the Internal Revenue Code.

                                   ARTICLE XVI

                              Parties to Agreement

     1. This Agreement is an indemnity reinsurance agreement solely between the Company and Swiss Re Life & Health. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between Swiss Re Life & Health and the annuitant, owner, beneficiary or any other party under any contracts of the Company which may be reinsured hereunder, and the Company shall be and remain solely liable to such parties under such contracts reinsured hereunder.

     2. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

                                  ARTICLE XVII

                                 Confidentiality

     1. All matters with respect to this Agreement require the utmost good faith of both parties. Both the Company and Swiss Re Life & Health shall hold confidential and not disclose or make competitive use of any shared proprietary information unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available or the disclosure of which is required for retrocession purposes or has been mandated by law or is duly required by external auditors.

                                  ARTICLE XVIII

                                Entire Agreement

     1. This Agreement shall constitute the entire agreement between the parties with respect to business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made by amendment to the Agreement and signed by both parties.

                                   ARTICLE XIX

                              Duration of Agreement

     1. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

     2. This Agreement shall be open for new business for a minimum of three (3) years as measured from the effective date of this agreement. Any time on or after the third anniversary of this Agreement and upon 180 days written notice, either the Company or Swiss Re Life & Health may either cancel this Agreement for new business unilaterally or amend the terms of reinsurance for new business by mutual agreement.

     3. Any time on or after the fifteenth anniversary of this Agreement, the Company may, upon 90 days written notice, irrevocably elect to cancel the reinsurance in force under this Agreement, provided the loss carryforward, calculated as described in Exhibit C of this Agreement, is non-negative. Upon election, the reinsurance shall be recaptured at a constant rate by reducing the quota share percentage set forth in Article I, paragraph 1, by [*] per month. The reduction shall begin in the month of election and continue for [*]. The quota share percentage will then be equal to [*] and the reinsurance ceded hereunder will be fully recaptured and this Agreement will then be terminated.

     4. Should the Company fail to pay reinsurance premiums when due, Swiss Re Life & Health may give the Company 30 days notice, after reinsurance premiums are 90 days or more in arrears, that reinsurance coverage on the affected reinsurance is suspended. The reinsurance coverage will be reinstated at the option of Swiss Re Life & Health upon receipt of all the overdue premiums. However, Swiss Re Life & Health shall have no liability for claims that occur during a period of suspension. Also, suspension of reinsurance coverage shall not relieve the Company of liability for premiums due Swiss Re Life & Health.

                                   ARTICLE XX

                                  Severability

     1. If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA


By: /s/ illegible                          Attest: /s/ illegible
    ----------------------------------             ----------------------------
Title: illegible                           Title: AVR, Product illegible
Date: June 23, 1998                        Date: June 23, 1998


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                          Attest: /s/ illegible
    ----------------------------------             ----------------------------
Title: Vice President                      Title: Reinsurance Services Officer
Date: June 30, 1998                        Date: July 2, 1998

                                    EXHIBIT A

                Variable Annuities Covered Under This Agreement

I.    Contract Data

      VENTURE COMBINATION FIXED AND VARIABLE ANNUITY WHERE THE OWNER HAS NOT ELECTED THE GUARANTEED INCOME RIDER

Contract Form Numbers*                     Product Codes
----------------------------------------   -------------------------------------
All contracts beginning with Form          VEN 7, 8, 17, 18, 27 Annual Ratchet
Number 207; except 207-VFA-NY;             MLL 27 Annual Ratchet
Include VFA-MN; include all certificates   (Enhanced)
Beginning with VFA-CERT
VENTURE.001                                VEN 20, 21, 22, 23, 25, 26
VENTURE.003                                MRP 20, 21, 22, 23, 25, 26
VENTURE.005                                MLL 25 and 26

*     Includes all state variations of annual ratchet death benefit

II.   Issue Dates Covered

      Contracts issued on or after July 1, 1998.

III.  GMDB Design

      VEN 7, 8, 17, 18, 27, and MLL 27 Enhanced (formerly covered under the Automatic Reinsurance Agreement dated August 1, 1995 and Amendments. Death Benefit Paid on Death of Last Surviving Annuitant).
      Issue Ages less Than 85; Annual Ratchet to Attained Age 85. Reinsurance terminates upon attained age 85.

      VEN 20, 21, 22, 23, 25, 26 & MRP 20, 21, 22, 23, 25, 26 & MLL 25 and 26
      (formerly covered under the Automatic Reinsurance Agreement dated August 1, 1995, and Amendments. Death Benefit Paid on Death of Owner) Issue Ages less Than 81; Annual Ratchet to Attained Age 85; Reinsurance terminates upon attained age 85.
      Issue Ages Over 81; Contract Value, Not covered under agreement.

      VEN 20, 21, 22, 23, 25, 26 & MRP 20, 21, 22, 23, 25, 26 & MLL 25 and 26
      (formerly covered under the Automatic Reinsurance Agreement dated August 1, 1995, and Amendments. Death Benefit Paid on Death of Owner)
      Issue Ages Less Than 81; Annual Ratchet to Attained Age 81; Frozen Thereafter.
      Issue Ages 81 to 85; Return of Principal
      Provision for Spousal Re-registration.
      Upon the death of the contract owner, the mortality net amount at risk, if any, will be payable to Manulife, and the beneficiary may subsequently take over the contract; upon the death of the beneficiary, the mortality net amount at risk, if any, will be payable to Manulife.

                                   EXHIBIT B

                                  Sub-Accounts

TRUST PORTFOLIO

      Pacific Rim Emerging Markets Fund
      Science & Technology Fund
      International Small Cap Fund
      Emerging Growth Fund
      Pilgrim Baxter Growth Fund
      Small/Mid Cap Fund
      International Stock Fund
      Worldwide Growth Fund
      Small Company Value Fund
      Global Equity Fund
      Growth Fund
      Equity Fund
      Quantitative Equity Fund
      Blue Chip Growth Fund
      Real Estate Securities Fund
      Value Fund
      International Growth and Income Fund
      Growth and Income Fund
      Equity-Income Fund
      Balanced Fund
      Aggressive Asset Allocation Fund
      High Yield Fund
      Moderate Asset Allocation Fund
      Conservative Asset Allocation Fund
      Strategic Bond Fund
      Global Government Bond Fund
      Capital Growth Bond Fund
      Investment Quality Bond Fund
      U. S. Government Securities Fund
      Money Market Fund
      Lifestyle Conservative Fund
      Lifestyle Moderate Fund
      Lifestyle Balanced Fund
      Lifestyle Growth Fund
      Lifestyle Aggressive Fund
      Special Value Fund
      Basic Value Fund
      Developing Markets Fund

                              EXHIBIT C

                           Loss Carryforward
                       Definitions and Formulae

t               =   current month

q               =   current quarter

SIGMA AV(t)     =   Sum total of Swiss Re Life & Health's quota share percentage of account values at end of month t

Avg. AV(t)      =   [*] of (SIGMA AV (t-1) + SIGMA AV (t))

SIGMA GMDB(t)   =   Sum total of Swiss Re Life & Health's quota share percentage of guaranteed minimum death benefits at end of month t

Avg. GMDB(t)    =   [*] of (SIGMA GMDB(t-1) + SIGMA GMDB(t))

APR             =   annualized premium rate for each product combination

MPR             =   Monthly premium rate for each product combination
                =   (APR / 12)

RP(t)           =   Reinsurance premiums due at end of month t

DBR(t)          =   Death benefit recoveries in month t
                =   Sum of individual reinsured variable net risk amounts
                    reimbursed upon death

DBR(o)          =   O

MEC(t)          =   Monthly expense charge for month t, applied to average
                    aggregate account value over the month
                =   [*] x Avg. AV(t)

MEC(o)          =   O

CFWD(t)         =   Carryforward from month (t-1), adjusted for interest
                =   [AdjP(t-1) x (1 + CIR(t))]

CFWD(1)         =   O

CIR(t)          =   Carryforward interest rate for month t
                =   [*] / 12

AdjP(t)         =   Adjusted profit for all products reinsured hereunder for
                    month t
                =   RP(t)-DBR(t)-MEC(t)+CFWD(t)

AdjP(o)         =   0

AdjP(y)         =   Adjusted profit for calendar year y

Note: This Loss Carryforward methodology will be applied to all classes of risks reinsured under this agreement as though they were one class.

                                AMENDMENT NO. I

                     To the Automatic Reinsurance Agreement

                                     Between

           The Manufacturers Life Insurance Company of North America

                                       And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1. The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating new funds which have been added to the Agreement, with corresponding inception dates.

2.   This Amendment shall be effective May 1, 1999

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ illegible                        Attest: /s/ illegible
    ----------------------------------           -------------------------------
Title: VP, US Annuities                  Title: AVP, Product Actuary
Date: March 10, 1999                     Date: March 10, 1999


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                        Attest: /s/ illegible
    ----------------------------------           -------------------------------
Title: Managing Actuary                  Title: Reinsurance Services Officer
Date: April 6, 1999                      Date: April 6, 1999

THE MANUFACTURERS LIFE INSURANCE               SWISS RE LIFE & HEALTH AMERICA,
   COMPANY OF NORTH AMERICA                       INC.
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998    PREPARED 3/8/99
   AMENDMENT II EFFECTIVE MAY 1, 1999

                                   EXHIBIT B

   SUB-ACCOUNTS OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A

Fund Date                                     Fund Description
-----------------------------------------     ----------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4,1994                             Pacific Rim Emerging Markets Trust
   October 4,1994                             Quantitative Equity Trust
   April 30, 1987                             Real Estate Securities Trust
   June 18, 1985                              Money Market Trust
   January 1, 1997                            Lifestyle Aggressive 1000
   January 1, 1997                            Lifestyle Growth 820
   January 1, 1997                            Lifestyle Balanced 640
   January 1, 1997                            Lifestyle Moderate 460
   January 1, 1997                            Lifestyle Conservative 280
T. Rowe Price Associates, Inc.
   January 1, 1997                            Science & Technology Trust
   December 11, 1992                          Blue Chip Growth Trust
   February 19, 1993                          Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                              International Small Cap Trust
   January 1, 1997                            Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                            Emerging Small Company Trust
AIMCapital Management, Inc.
   January 1, 1997                            Aggressive Growth Trust
   March 4, 1996                              Mid Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                                Small Company Blend Trust
   May 1, 1999                                U.S. Large Cap Value Trust
   August 3, 1989                             Income & Value Trust
   August 3, 1989                             Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                                Mid Cap Stock Trust
   April 23, 1991                             Growth & Income Trust
   June 18, 1985                              Investment Quality Bond Trust
Fidelity Management Trust Company
   January 9, 1995                            Overseas Trust
   June 18, 1985                              Mid Cap Blend Trust
   August 13, 1989                            Large Cap Growth Trust
Rowe Price - Fleming International, Inc.
   January 1, 1997                            International Stock Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                                International Value Trust

THE MANUFACTURERS LIFE INSURANCE               SWISS RE LIFE & HEALTH AMERICA,
   COMPANY OF NORTH AMERICA                      INC.
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998    PREPARED 3/8/99
   AMENDMENT II EFFECTIVE MAY 1, 1999

                                   EXHIBIT B

   SUB-ACCOUNTS OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                         SEPARATE ACCOUNT A (CONTINUED)

Fund Date                                   Fund Description
---------------------------------------     ------------------------------------
VARIABLE FUNDS:
Rosenberg
   October 1, 1997                          Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                           Global Equity Trust
State Street Global Advisors
   July 15, 1996                            Growth Trust

Miller Anderson & Shepperd, LLP
   January 1, 1997                          High Yield Trust
   January 1, 1997                          Value Trust

Salomon Brothers Asset Management, Inc.
   February 19, 1993                        Strategic Bond Trust
   May 1, 1988                              U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                           Global Bond Trust
   May 1, 1999                              Total Return Trust
Merrill Lynch
   October 13, 1997                         MLAM Basic Value Focus
   October 13, 1997                         MLAM Special Value Focus
   October 13, 1997                         MLAM Developing Capital Markets Focus
FIXED FUNDS:
                                            One Year
                                            Three Year
                                            Five Year
                                            Six Year
                                            Seven Year

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
   COMPANY OF NORTH AMERICA                 PREPARED 3/8/99
VENTURE SA712-98 EFFECTIVE JULY 1, 1998
   AMENDMENT II EFFECTIVE MAY 1, 1999

                                 AMENDMENT NO. II

                     To the Automatic Reinsurance Agreement

                                     Between

           The Manufacturers Life Insurance Company of North America

                                       And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of August, 1999:

A.   ARTICLE V, Reinsurance Premiums, is revised as attached.

B. Exhibit A, Variable Annuities Covered Under this Agreement, is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ Hugh McHaffie                   Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP, U.S. Annuities               Title: VP, CFO & Treasurer
Date: April 26, 1999                    Date: April 30, 1999


SWISS RE LIFE & HEALTH AMERICA, INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP, Pricing                      Title: Reinsurance Services Officer
Date: May 20, 1999                      Date: May 20, 1999

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT III EFFECTIVE MARCH 15, 1999

                                            SWISS RE LIFE & HEALTH AMERICA, INC.

                                    ARTICLE V

                              Reinsurance Premiums

1. (a) Reinsurance premiums shall be calculated monthly. The initial total reinsurance premium in the month that this agreement becomes effective shall at least equal [*] multiplied by the quota share percentage reinsured by Swiss Re Life & Health. Subsequent reinsurance premiums shall be equal to [*] of the prior calendar month's death claim reimbursement, subject to the minimum and maximum monthly premiums stated in 1(b) and 1(c), below.

     (b) The minimum monthly premium shall be equal to the product of the minimum monthly premium rate and Swiss Re Life & Health's quota share percentage of all average aggregate account values over each calendar month of all variable annuities reinsured hereunder.

          The minimum monthly premium rate for the products reinsured hereunder, expressed in basis points, shall be equal to:

          VEN 7*, 8*, 17*, 18*, 27* - ANNUAL RATCHET
          MRP 7*, 17*, 27* - ANNUAL RATCHET
          MLL 27* - ANNUAL RATCHET

                     Tax Qualified                     Non-Qualified
Issue Ages           Minimum Premium Rate              Minimum Premium Rate
----------           --------------------              --------------------
   <85                      [*]                                 [*]

VEN 20, 21, 22, 23, 25, 26, 28, 30, 31, 32, 33, 34 -- ANNUAL RATCHET
MRP 20, 21, 22, 23, 25, 26 -- ANNUAL RATCHET
MLL 25, 26 AND 28 -- ANNUAL RATCHET

                     Tax Qualified                     Non-Qualified
Issue Ages           Minimum Premium Rate              Minimum Premium Rate
----------           --------------------              --------------------
   <81                      [*]                                 [*]

THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT III EFFECTIVE MARCH 15, 1999

VEN 20, 21, 22, 23, 25, 26, 28, 30, 31, 32, 33, 34 -- ANNUAL RATCHET
MRP 20, 21, 22, 23, 25, 26 -- ANNUAL RATCHET
MLL 25, 26 AND 28 -- ANNUAL RATCHET

                     Tax Qualified                     Non-Qualified
Issue Ages           Minimum Premium Rate              Minimum Premium Rate
----------           --------------------              --------------------
 81 - 85                     [*]                               [*]

* coverage assumes that the net number of contracts for these products previously inforce with Swiss Re Life & Health and issued as new business under this Agreement, at the end of each calendar quarter, continues to decline.

     (c) The maximum monthly premium shall be equal to the product of the maximum monthly premium rate and Swiss Re Life & Health's quota share percentage of the average aggregate account values over each calendar month of all variable annuities reinsured hereunder.

          The maximum monthly premium rate for the products reinsured hereunder, expressed in basis points, shall be equal to:

          VEN 7*, 8*, 17*, 18*, 27* - ANNUAL RATCHET
          MRP 7*, 17*, 27* - ANNUAL RATCHET
          MLL 27* - ANNUAL RATCHET

                     Tax Qualified                     Non-Qualified
Issue Ages           Maximum Premium Rate              Maximum Premium Rate
----------           --------------------              --------------------
   <85                       [*]                               [*]

            VEN 20, 21, 22, 23, 25, 26, 28, 30, 31, 32, 33, 34 -- ANNUAL RATCHET
            MRP 20, 21, 22, 23, 25, 26 -- ANNUAL RATCHET
            MLL 25, 26 AND 28 -- ANNUAL RATCHET

                     Tax Qualified                     Non-Qualified
Issue Ages           Maximum Premium Rate              Maximum Premium Rate
----------           --------------------              --------------------
    <81                     [*]                                [*]

THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT III EFFECTIVE MARCH 15, 1999

VEN 20, 21, 22, 23, 25, 26, 28, 30, 31, 32, 33, 34 -- RETURN OF PRINCIPAL
MRP 20, 21, 22, 23, 25, 26 -- RETURN OF PRINCIPAL
MLL 25, 26 AND 28 -- RETURN OF PRINCIPAL

                Tax Qualified                    Non-Qualified
Issue Ages      Maximum Premium Rate             Maximum Premium Rate
----------      --------------------             --------------------
  81 - 85               [*]                              [*]

* coverage assumes that the net number of contracts for these products previously inforce with Swiss Re Life & Health and issued as new business under this Agreement, at the end of each calendar quarter, continues to decline.

     2. The monthly reinsurance premium shall be due and payable as described in
Article VI. Swiss Re Life & Health reserves the right to charge interest on premiums not remitted in accordance with the schedule set forth in Article VI. The interest rate payable by the Company to Swiss Re Life & Health for overdue premiums shall be the [*] rate as first published in the Wall Street Journal in the month following the end of the billing period plus [*]. The method of calculation shall be simple interest "Bankers' Rule" (or 360 day year).

     3. The reinsurance premium structure described above shall remain in effect as long as the death benefit design, the contract fees, the mortality and expense charges, the administration fees, and the surrender charges in effect at the inception of this Agreement remain unchanged.

THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT III EFFECTIVE MARCH 15, 1999

                                    EXHIBIT A

                Variable Annuities Covered Under This Agreement

I.   Contract Data

     VENTURE COMBINATION FIXED AND VARIABLE ANNUITY WHERE THE OWNER HAS NOT ELECTED THE GUARANTEED INCOME RIDER

Contract Form Numbers*                     Product Codes
----------------------                     -----------------------------------
All contracts beginning with Form          VEN 7, 8, 17, 18, 27 Annual Ratchet
Number 207; except 207-VFA-NY;             MRP7, 17, 27, MLL 27 Annual Ratchet
Include VFA-MN; include all certificates   (Enhanced)
Beginning with VFA-CERT
VENTURE.001                                VEN 20, 21, 22, 23, 25, 26, 28, 30
VENTURE.003                                VEN 31, 32, 33, 34
VENTURE.005                                MRP 20, 21, 22, 23, 25, 26
                                           MLL 25, 26, 28

*    Includes all state variations of annual ratchet death benefit

II.  Issue Dates Covered

     Contracts issued on or after July 1, 1998.

III. GMDB Design

     VEN 7, 8, 17, 18, 27, MRP 7, 17, 27 and MLL 27 Enhanced (formerly covered under the Automatic Reinsurance Agreement dated august 1, 1995 and Amendments. Death Benefit Paid on Death of Last Surviving Annuitant). Issue Ages Less Than 85; Annual Ratchet to Attained Age 85. Reinsurance terminates upon attained age 85.

     VEN 20, 21, 22, 23, 25, 26, 28, 30, 31, 32, 33, 34 & MRP 20, 21, 22, 23,
     25, 26 & MLL 25, 26 & 28 (formerly covered under the Automatic Reinsurance Agreement dated August 1, 1995, and Amendments. Death Benefit Paid on Death of Owner)

     Issue Ages Less Than 81; Annual Ratchet to Attained Age 85; Reinsurance terminates upon attained age 85.

     Issue Ages Over 81; Contract Value, Not covered under agreement.

The Manufacturers Life Insurance            SWISS RE LIFE & HEALTH AMERICA, INC.
Company of North America
Venture No. SA712-98 Effective July 1, 1998
Amendment III Effective March 15, 1999

      VEN 20, 21, 22, 23, 25, 26, 28, 30, 31, 32, 33, 34 & MRP 20, 21, 22, 23,
      25, 26 & MLL 25, 26 & 28 (formerly covered under the Automatic Reinsurance Agreement dated August 1, 1995, and Amendments. Death Benefit Paid on Death of Owner)
      Issue Ages Less Than 81; Annual Ratchet to Attained Age
      81; Frozen Thereafter.
      Issue Ages 81 to 85; Return of Principal

      Provision for Spousal Re-registration.
      Upon the death of the contract owner, the mortality net amount at risk, if any, will be payable to Manulife, and the beneficiary may subsequently take over the contract; upon the death of the beneficiary, the mortality net amount at risk, if any, will be payable to Manulife.

The Manufacturers Life Insurance            SWISS RE LIFE & HEALTH AMERICA, INC.
Company of North America
Venture No. SA712-98 Effective July 1, 1998
Amendment III Effective March 15, 1999

                                AMENDMENT NO. III

                     To the Automatic Reinsurance Agreement

                                     Between

            The Manufacturers Life Insurance Company of North America

                                       And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1. The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating new funds which have been added to the Agreement.

2.   This Amendment shall be effective May 1, 2000.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP                               Title: VP, Treasurer & CFO
Date: 3/17/2000                         Date: 3/17/2000


SWISS RE LIFE & HEALTH AMERICA, INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP Pricing                       Title: EVP & Chief Pricing Officer
Date: 4/6/00                            Date: 4/6/00

THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA                    PREPARED 3/10/00
VENTURE NO. SA712-98 EFFECTIVE JULY 1,1998
AMENDMENT III EFFECTIVE MAY 1, 2000

                                   EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                            Fund Description
----------------------------------   ------------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                   Pacific Rim Emerging Markets Trust
   October 4, 1994                   Quantitative Equity Trust
   April 30, 1987                    Real Estate Securities Trust
   June 18, 1985                     Money Market Trust
   January 1, 1997                   Lifestyle Aggressive 1000
   January 1, 1997                   Lifestyle Growth 820
   January 1, 1997                   Lifestyle Balanced 640
   January 1, 1997                   Lifestyle Moderate 460
   January 1, 1997                   Lifestyle Conservative 280
   May 1, 2000                       Total Stock Market Trust
   May 1, 2000                       500 Index Trust
   May 1, 2000                       Mid Cap Index Trust
   May 1, 2000                       Small Cap Index Trust
   May 1, 2000                       International Index Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                   Science & Technology Trust
   December 11, 1992                 Blue Chip Growth Trust
   February 19, 1993                 Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                     International Small Cap Trust
   January 1, 1997                   Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                   Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                   Aggressive Growth Trust
   March 4, 1996                     All Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                        Small Company Blend Trust
   May 1, 1999                        U.S. Large Cap Value Trust
   August 3, 1989                    Income & Value Trust
   August 3, 1989                    Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                       Mid Cap Stock Trust
   April 23, 1991                    Growth & Income Trust
   June 18, 1985                     Investment Quality Bond Trust
Fidelity Management Trust Company
   January 9, 1995                   Overseas Trust
   June 18, 1985                     Mid Cap Blend Trust
   August 3, 1989                    Large Cap Growth Trust
Rowe Price - Fleming
International, Inc.
   January 1, 1997                   International Stock Trust

The Manufacturers Life Insurance            SWISS RE LIFE & HEALTH AMERICA, INC.
Company of North America                    Prepared 3/10/00
Venture No. SA712-98 Effective July 1,1998
Amendment III Effective May 1, 2000

                                   EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                 Fund Description
---------------------------------------   -------------------------------------
VARIABLE FUNDS:
Templeton Investment Counsel, Inc.
   May 1, 1999                            International Value Trust
Rosenberg
   October 1, 1997                        Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                         Global Equity Trust
State Street Global Advisors
   July 15, 1996                          Growth Trust

Miller Anderson & Shepperd, LLP
   January 1, 1997                        High Yield Trust
   January 1, 1997                        Value Trust

Salomon Brothers Asset Management, Inc.
   February 19, 1993                      Strategic Bond Trust
   May 1, 1988                            U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                         Global Bond Trust
   May 1, 1999                            Total Return Trust
Janus
   May 1, 2000                            Dynamic Growth Trust
Mitchell Hutchins
   May 1, 2000                            Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                            Internet Technology Trust
Merrill Lynch
   October 13, 1997                       MLAM Basic Value Focus
   October 13, 1997                       MLAM Special Value Focus
   October 13, 1997                       MLAM Developing Capital Markets Focus
FIXED FUNDS:
                                          One Year
                                          Three Year
                                          Five Year
                                          Six Year
                                          Seven Year
                                          6-month DCA Account
                                          12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

THE MANUFACTURES LIFE INSURANCE             SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA                    PREPARED 3/10/00
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT III EFFECTIVE MAY 1, 2000

                                AMENDMENT NO. IV

                     To the Automatic Reinsurance Agreement

                                     Between

            The Manufacturers Life Insurance Company of North America

                                       And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1. The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating the new fund which has been added to the Agreement.

2.   This Amendment shall be effective November 1, 2000.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ illegible                       Attest:
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title:
Date: 10/2/00                           Date:


SWISS RE LIFE & HEALTH AMERICA, INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: EVP & Chief Pricing Officer      Title: VP Pricing
Date: 10/30/00                          Date: 10/30/00

THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA                    PREPARED 9/27/00
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT IV EFFECTIVE MAY 1, 2000

                                   EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                  Fund Description
----------------------------------------   ------------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                         Pacific Rim Emerging Markets Trust
   October 4, 1994                         Quantitative Equity Trust
   April 30, 1987                          Real Estate Securities Trust
   June 18, 1985                           Money Market Trust
   January 1, 1997                         Lifestyle Aggressive 1000
   January 1, 1997                         Lifestyle Growth 820
   January 1, 1997                         Lifestyle Balanced 640
   January 1, 1997                         Lifestyle Moderate 460
   January 1, 1997                         Lifestyle Conservative 280
   May 1, 2000                             Total Stock Market Trust
   May 1, 2000                             500 Index Trust
   May 1, 2000                             Mid Cap Index Trust
   May 1, 2000                             Small Cap Index Trust
   May 1, 2000                             International Index Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                         Science & Technology Trust
   December 11, 1992                       Blue Chip Growth Trust
   February 19, 1993                       Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                           International Small Cap Trust
   January 1, 1997                         Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                         Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                         Aggressive Growth Trust
   March 4, 1996                           All Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                             Small Company Blend Trust
   May 1, 1999                             U.S. Large Cap Value Trust
   August 3, 1989                          Income & Value Trust
   August 3, 1989                          Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                             Mid Cap Stock Trust
   April 23, 1991                          Growth & Income Trust
   June 18, 1985                           Investment Quality Bond Trust
Fidelity Management Trust Company
   January 9, 1995                         Overseas Trust
   June 18, 1985                           Mid Cap Blend Trust
   August 3, 1989                          Large Cap Growth Trust
Rowe Price - Fleming International, Inc.
   January 1, 1997                         International Stock Trust

THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA                    PREPARED 9/27/00
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT IV EFFECTIVE NOVEMBER 1, 2000

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                  Fund Description
---------------------------------------    -------------------------------------
VARIABLE FUNDS:
Templeton Investment Counsel, Inc.
   May 1, 1999                             International Value Trust
Rosenberg
   October 1, 1997                         Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                          Global Equity Trust
State Street Global Advisors
   July 15, 1996                           Growth Trust
Miller Anderson & Shepperd. LLP
   January 1, 1997                         High Yield Trust
   January 1, 1997                         Value Trust
Salomon Brothers Asset Management. Inc.
   February 19, 1993                       Strategic Bond Trust
   May 1, 1988                             U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                          Global Bond Trust
   May 1, 1999                             Total Return Trust
Janus
   May 1, 2000                              Dynamic Growth Trust
Mitchell Hutchins
   May 1, 2000                             Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                             Internet Technology Trust
Jennison Associates LLC
   November 1, 2000                        Capital Appreciation Trust
Merrill Lynch
   October 13, 1997                        MLAM Basic Value Focus
   October 13, 1997                        MLAM Special Value Focus
   October 13, 1997                        MLAM Developing Capital Markets Focus
FIXED FUNDS:
                                           One Year
                                           Three Year
                                           Five Year
                                           Six Year
                                           Seven Year
                                           6-month DCA Account
                                           12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OR NORTH AMERICA                    PREPARED 9/27/00
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT IV EFFECTIVE NOVEMBER 1, 2000

                                AMENDMENT NO. V

                     To the Automatic Reinsurance Agreement

                                     Between

            The Manufacturers Life Insurance Company of North America

                                       And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1. The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating the new funds which have been added to the Agreement.

2.   This Amendment shall be effective May 1, 2001.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ Illegible                       Attest: /s/ Illegible
    ---------------------------------           --------------------------------
Title: VP, Annuity Product Dev          Title: AVP, Prod Dev
Date: 03/26/01                          Date: 3/26/07


SWISS RE LIFE & HEALTH AMERICA, INC.


By: /s/ Illegible                       Attest: /s/ Illegible
    ---------------------------------           --------------------------------
Title: VP Pricing                       Title: EVP
Date: 3/29/01                           Date: 3/29/01

The Manufacturers Life Insurance            SWISS RE LIFE & HEALTH AMERICA, INC.
Company of North America                    Prepared 3/27/01
Venture No. SA712-98 Effective July 1, 1998
Amendment V Effective May 1, 2001

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                                            Fund Description
----------------------------------                                   -----------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                                                   Pacific Rim Emerging Markets Trust
   October 4, 1994                                                   Quantitative Equity Trust
   June 18, 1985                                                     Money Market Trust
   January 1, 1997                                                   Balanced Trust
   January 1, 1997                                                   Lifestyle Aggressive 1000
   January 1, 1997                                                   Lifestyle Growth 820
   January 1, 1997                                                   Lifestyle Balanced 640
   January 1, 1997                                                   Lifestyle Moderate 460
   January 1, 1997                                                   Lifestyle Conservative 280
   May 1, 2000                                                       Total Stock Market Trust
   May 1, 2000                                                       500 Index, Trust
   May 1, 2000                                                       Mid Cap Index, Trust
   May 1, 2000                                                       Small Cap Index Trust
   May 1, 2000                                                       International Index Trust
   May 1, 2001                                                       Quantitative Mid Cap Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                                                   Science & Technology Trust
   December 11, 1992                                                 Blue Chip Growth Trust
   February 19, 1993                                                 Equity Income Trust
   October 1, 1997                                                   Small Company Value Trust
   May 1, 2001                                                       Health Sciences Trust
Founders Asset Management, Inc.
   March 4, 1996                                                     International Small Cap Trust
Franklin Advisers. Inc.
   January 1, 1997                                                   Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                                                   Aggressive Growth Trust
   March 4, 1996                                                     All Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                                                       Small Company Blend Trust
   May 1, 1999                                                       U.S. Large Cap Value Trust
   August 3, 1989                                                    Income & Value Trust
   August 3, 1989                                                    Diversified Bond Trust
Wellington Management Company, LLP
   May l, 1999                                                       Mid Cap Stock Trust
   April 23, 1991                                                    Growth & Income Trust
   June 18, 1985                                                     Investment Quality Bond Trust
Rowe Price - Fleming International, Inc.
   January 1, 1997                                                   International Stock Trust


THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA                    PREPARED 3/27/01
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT V EFFECTIVE MAY 1, 2001

                                    EXHIBIT B

Fund Date                                      Fund Description
------------------------------------------     -------------------------------
VARIABLE FUNDS:
Fidelity Management & Research Company
   January 9, 1995                             Overseas Trust
   June 18, 1985                               Strategic Opportunities Trust
   August 3, 1989                              Large Cap Growth Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                                 International Value Trust
Putnam Investment Management, LLC
   March 18, 1988                              Global Equity Trust
   May 1, 2001                                 Mid Cap Opportunities Trust
SsgA Funds Management, Inc.
   July 15, 1996                               Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                             High Yield Trust
   January 1, 1997                             Value  Trust
Salomon Brothers Asset Management, Inc.
   February 19, 1993                           Strategic Bond Trust
   May 1, 1988                                 U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                              Global Bond Trust
   May 1, 1999                                 Total Return Trust
Janus
   May 1, 2000                                 Dynamic Growth Trust
Brinson Advisors, Inc.
   May 1, 2000                                 Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                                 Internet Technology Trust
Jennison Associates LLC
   November 1, 2000                            Capital Appreciation Trust
Merrill Lynch
   October 13, 1997                            Basic Value Focus
   October 13, 1997                            Special Value Focus
   October 13, 1997                            Developing capital Markets Focus
Coehn & Steers
   April 30, 1987                              Real Estate Securities Trust
Dreyfus
   May 1, 2001                                 All Cap Value Trust
Davis Selected
   May 1, 2001                                 Financial Services Trust
   May 1, 2001                                 Fundamental Value Trust


THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA                    PREPARED 3/27/01
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT V EFFECTIVE MAY 1, 2001

                                    EXHIBIT B

Fund Date                                                             Fund Description
-----------------------------------------------                       ---------------------------------------
VARIABLE FUNDS:
Invesco
   May 1, 2001                                                        Telecommunications Trust
   May 1, 2001                                                        Mid Cap Growth Trust
Lord Abbett
   May 1, 2001                                                        Mid Cap Value Trust
MFS
   May 1, 2001                                                        Strategic Growth Trust
   May 1, 2001                                                        Capital Opportunities Trust
   May 1, 2001                                                        Utilities Trust
FIXED FUNDS:
                                                                      One Year
                                                                      Three Year
                                                                      Five Year
                                                                      Six Year
                                                                      Seven Year
                                                                      6-month DCA Account
                                                                      12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA                    PREPARED 3/27/01
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT V EFFECTIVE MAY 1, 2001

                                AMENDMENT NO. VI

                     To the Automatic Reinsurance Agreement

                                     Between

            The Manufacturers Life Insurance Company of North America

                                       And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1.   Article XVI, Paragraph 2 will be deleted and replaced by the following:

This Agreement may not be assigned by either party without the prior written approval of the other party, except for an assignment by the Company to The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") in the event the Company merges with ManUSA or assigns the policies covered by the Agreement to ManUSA.

2.   This Amendment shall be effective January 1, 2002.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ Illegible                       Attest: /s/ Diane E. Cronin
    ---------------------------------           --------------------------------
Title: VP Annuity Product Dev.          Title: AVP & Pricing Actuary
Date: OCT. 16/01                        Date: 10-16-2001


SWISS RE LIFE & HEALTH AMERICA, INC.


By: /s/ Connie Warner                   Attest: /s/ Illegible
    ---------------------------------           --------------------------------
Title: VP Marketing                     Title: VP Pricing
Date: Nov. 16/01                        Date: 11/19/01

THE MANUFACTURERS LIFE INSURANCE            SWISS RE LIFE & HEALTH AMERICA, INC.
COMPANY OF NORTH AMERICA                    PREPARED 10/12/01
VENTURE NO. SA712-98 EFFECTIVE JULY 1, 1998
AMENDMENT VI EFFECTIVE JANUARY 1, 2002

                                AMENDMENT NO. VII

                     To the Automatic Reinsurance Agreement

                                     Between

                The Manufacturers Life Insurance Company (U.S.A.)

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies that the attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement to reflect the following:

1) Deutsche Asset Management Investment Services Ltd. integrated as a new subadvisor effective November 25, 2002.

2)   New fund additions, mergers and changes all effective May 1, 2003.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: VP
Date: 4/26/05                           Date: 4/26/05


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: 2VP                              Title: VP
Date: 4/12/05                           Date: 4/12/05

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                                                 Fund Description
---------                                                                 ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                                                        Pacific Rim Emerging Markets
   October 4, 1994                                                        Quantitative Equity Trust
   June 18, 1985                                                          Money Market Trust
   January 1, 1997                                                        Balanced Trust
   January 1, 1997                                                        Lifestyle Aggressive 1000
   January 1, 1997                                                        Lifestyle Growth 820
   January 1, 1997                                                        Lifestyle Balanced 640
   January 1, 1997                                                        Lifestyle Moderate 460
   January 1, 1997                                                        Lifestyle Conservative 280
   May 1, 2000                                                            Total Stock Market Trust
   May 1, 2000                                                            500 Index Trust
   May 1, 2000                                                            Mid Cap Index Trust
   May 1, 2000                                                            Small Cap Index Trust
   May 1, 2000                                                            International Index Trust
   May 1, 2001                                                            Quantitative Mid Cap Trust
   May 5, 2003                                                            Quantitative All Cap Trust
   May 5, 2003                                                            Emerging Growth Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                                                        Science & Technology Trust
   December 11, 1992                                                      Blue Chip Growth Trust
   February 19, 1993                                                      Equity Income Trust
   October 1, 1997                                                        Small Company Value Trust
   May 1, 2001                                                            Health Sciences Trust

Franklin Advisers, Inc.
   January 1, 1997                                                        Emerging Small Company Trust

AIM Capital Management, Inc.
   January 1, 1997                                                        Aggressive Growth Trust
   March 4, 1996                                                          All Cap Growth Trust
   May 5, 2003                                                            Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                                                            Small Company Blend Trust
   May 1, 1999                                                            U.S. Large Cap Trust
   August 3, 1989                                                         Income & Value Trust
   August 3, 1989                                                         Diversified Bond Trust


                                    EXHIBIT B

Fund Date                                                              Fund Description
---------                                                              ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                                                         Mid Cap Stock Trust
   April 23, 1991                                                      Growth & Income Trust
   June 18, 1985                                                       Investment Quality Bond Trust
   May 5, 2003                                                         Natural Resources Trust

Deutsche Asset Management, Inc.
   January 1, 1997                                                     International Stock Trust
   July 15, 1996                                                       All Cap Core Trust
   April 30, 1987                                                      Real Estate Securities Trust
   May 1, 2000                                                         Dynamic Growth Trust

Fidelity Management & Research Company
   January 9, 1995                                                     Overseas Trust
   June 18, 1985                                                       Strategic Opportunities Trust
   August 3, 1989                                                      Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                                                         International Value Trust
   March 4, 1996                                                       International Small Cap Trust

Putnam Investment Management, LLC
   March 18, 1988                                                      Global Equity Trust

Salomon Brothers Asset Management, Inc.
   January 1, 1997                                                     High Yield Trust
   February 19, 1993                                                   Strategic Bond Trust
   May 1, 1988                                                         U.S. Government Securities Trust
   May 5, 2003                                                         Special Value Trust

Van Kampen Investments
   January 1, 1997                                                     Value Trust

Pacific Investment Management Company
   March 18, 1988                                                      Global Bond Trust
   May 1, 1999                                                         Total Return Trust
   May 5, 2003                                                         Real Return Bond Trust

UBS Global Asset Management
   May 1, 2000                                                         Global Allocation Trust

Munder Capital Management
   May 5, 2003                                                         Small Cap Opportunities Trust

                                    EXHIBIT B

Fund Date                                                                 Fund Description
---------                                                                 ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                                                       Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                                                       Basic Value Focus
   October 13, 1997                                                       Special Value Focus
   October 13, 1997                                                       Developing Capital Markets Focus

Davis Advisors
   May 1, 2001                                                            Financial Services Trust
   May 1, 2001                                                            Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                                            Mid Cap Value Trust
   May 1, 2001                                                            All Cap Value Trust

MFS
   May 1, 2001                                                            Strategic Growth Trust
   May 1, 2001                                                            Strategic Value Trust
   May 1, 2001                                                            Utilities Trust

American Funds
   May 5, 2003                                                            American Growth Trust
   May 5, 2003                                                            American International Trust
   May 5, 2003                                                            American Growth-Income Trust
   May 5, 2003                                                            American Blue Chip Income & Growth Trust

Mercury Advisors
   May 5, 2003                                                            Large Cap Value Trust

FIXED FUNDS:
                                                                          One Year
                                                                          Three Year
                                                                          Five Year
                                                                          Six Year
                                                                          Seven Year
                                                                          6-month DCA Account
                                                                          12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

                               AMENDMENT NO. VIII

                     To the Automatic Reinsurance Agreement

                                    Between

                The Manufacturers Life Insurance Company (U.S.A.)

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1) The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating a new fund which has been added to the Agreement.

2)   This Amendment shall be effective August 4, 2003.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: VP
Date: 4/26/05                           Date: 4/26/05


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: 2VP                              Title: VP
Date: 4/12/05                           Date: 4/12/05

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                                 Fund Description
---------                                                 ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                                        Pacific Rim Emerging Markets
   October 4, 1994                                        Quantitative Equity Trust
   June 18, 1985                                          Money Market Trust
   January 1, 1997                                        Balanced Trust
   January 1, 1997                                        Lifestyle Aggressive 1000
   January 1, 1997                                        Lifestyle Growth 820
   January 1, 1997                                        Lifestyle Balanced 640
   January 1, 1997                                        Lifestyle Moderate 460
   January 1, 1997                                        Lifestyle Conservative 280
   May 1, 2000                                            Total Stock Market Trust
   May 1, 2000                                            500 Index Trust
   May 1, 2000                                            Mid Cap Index Trust
   May 1, 2000                                            Small Cap Index Trust
   May 1, 2000                                            International Index Trust
   May 1, 2001                                            Quantitative Mid Cap Trust
   May 5, 2003                                            Quantitative All Cap Trust
   May 5, 2003                                            Emerging Growth Trust

T. Rowe Price Associates, Inc
   January 1, 1997                                        Science & Technology Trust
   December 11, 1992                                      Blue Chip Growth Trust
   February 19, 1993                                      Equity Income Trust
   October 1, 1997                                        Small Company Value Trust
   May 1,2001                                             Health Sciences Trust

Franklin Advisers, Inc.
   January 1, 1997                                        Emerging Small Company Trust

AIM Capital Management, Inc.
   January 1, 1997                                        Aggressive Growth Trust
   March 4, 1996                                          All Cap Growth Trust
   May 5, 2003                                            Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                                            Small Company Blend Trust
   May 1, 1999                                            U.S. Large Cap Trust
   August 3, 1989                                         Income & Value Trust
   August 3, 1989                                         Diversified Bond Trust

                                    EXHIBIT B

Fund Date                                                 Fund Description
---------                                                 ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                                            Mid Cap Stock Trust
   April 23, 1991                                         Growth & Income Trust
   June 18, 1985                                          Investment Quality Bond Trust
   May 5, 2003                                            Natural Resources Trust

Deutsche Asset Management, Inc.
   January 1, 1997                                        International Stock Trust
   July 15, 1996                                          All Cap Core Trust
   April 30, 1987                                         Real Estate Securities Trust
   May 1, 2000                                            Dynamic Growth Trust

Fidelity Management & Research Company
   January 9, 1995                                        Overseas Trust
   June 18, 1985                                          Strategic Opportunities Trust
   August 3, 1989                                         Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                                            International Value Trust
   March 4, 1996                                          International Small Cap Trust

Putnam Investment Management, LLC
   March 18, 1988                                         Global Equity Trust

Salomon Brothers Asset Management, Inc.
   January 1, 1997                                        High Yield Trust
   February 19, 1993                                      Strategic Bond Trust
   May 1, 1988                                            U.S. Government Securities Trust
   May 5, 2003                                            Special Value Trust

Van Kampen Investments
   January 1, 1997                                        Value Trust

Pacific Investment Management Company
   March 18, 1988                                         Global Bond Trust
   May 1, 1999                                            Total Return Trust
   May 5, 2003                                            Real Return Bond Trust

UBS Global Asset Management
   May 1, 2000                                            Global Allocation Trust

Munder Capital Management
   May 5, 2003                                            Small Cap Opportunities Trust

                                    EXHIBIT B

Fund Date                                                 Fund Description
---------                                                 ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                                       Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                                       Basic Value Focus
   October 13, 1997                                       Special Value Focus
   October 13, 1997                                       Developing Capital Markets Focus

Davis Advisors
   May 1, 2001                                            Financial Services Trust
   May 1, 2001                                            Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                            Mid Cap Value Trust
   May 1, 2001                                            All Cap Value Trust

MFS
   May 1, 2001                                            Strategic Growth Trust
   May 1, 2001                                            Strategic Value Trust
   May 1. 2001                                            Utilities Trust

American Funds
   May 5, 2003                                            American Growth Trust
   May 5, 2003                                            American International Trust
   May 5, 2003                                            American Growth-Income Trust
   May 5, 2003                                            American Blue Chip Income & Growth Trust

Mercury Advisors
   May 5, 2003                                            Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                                         Great Companies - America (SM) Trust

FIXED FUNDS:
                                                          One Year
                                                          Three Year
                                                          Five Year
                                                          Six Year
                                                          Seven Year
                                                          6-month DCA Account
                                                          12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

                                AMENDMENT NO. IX

                     To the Automatic Reinsurance Agreement

                                     Between

                The Manufacturers Life Insurance Company (U.S.A.)

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1) The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating revisions to the Company's sub-accounts including new funds which have been added to the Agreement.

2)    This Amendment shall be effective May 1, 2004.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company (U.S.A.)


By: /s/ illegible                         Attest: /s/ illegible
    -----------------------------------           ------------------------------
Title: VP & CFO                           Title: VP
Date: 4/26/05                             Date: 4/26/05


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                         Attest: /s/ illegible
    -----------------------------------           ------------------------------
Title: 2VP                                Title: VP
Date: 4/12/05                             Date: 4/12/05

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                                 Fund Description
---------                                                 ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                                        Pacific Rim Trust
   June 18, 1985                                          Money Market Trust
   January 1, 1997                                        Lifestyle Aggressive 1000
   January 1, 1997                                        Lifestyle Growth 820
   January 1, 1997                                        Lifestyle Balanced 640
   January 1, 1997                                        Lifestyle Moderate 460
   January 1, 1997                                        Lifestyle Conservative 280
   May 1, 2000                                            Total Stock Market Index Trust
   May 1, 2000                                            500 Index Trust
   May 1, 2000                                            Mid Cap Index Trust
   May 1, 2000                                            Small Cap Index Trust
   May 1, 2001                                            Quantitative Mid Cap Trust
   May 5, 2003                                            Quantitative All Cap Trust
   May 5, 2003                                            Emerging Growth Trust
   May 1, 2004                                            Quantitative Value Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                                        Science & Technology Trust
   December 11, 1992                                      Blue Chip Growth Trust
   February 19, 1993                                      Equity Income Trust
   October 1, 1997                                        Small Company Value Trust
   May 1, 2001                                            Health Sciences Trust

Franklin Advisers, Inc.
   January 1, 1997                                        Emerging Small Company Trust

AIM Capital Management, Inc.
   January 1, 1997                                        Aggressive Growth Trust
   March 4, 1996                                          All Cap Growth Trust
   May 5, 2003                                            Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                                            Small Company Blend Trust
   May 1, 1999                                            U.S. Large Cap Trust
   August 3, 1989                                         Income & Value Trust
   August 3, 1989                                         Diversified Bond Trust

                                    EXHIBIT B

Fund Date                                                  Fund Description
---------                                                  ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                                             Mid Cap Stock Trust
   April 23, 1991                                          Growth & Income Trust
   June 18, 1985                                           Investment Quality Bond Trust
   May 5, 2003                                             Natural Resources Trust

Deutsche Asset Management, Inc.
   January 1, 1997                                         International Stock Trust
   July 15, 1996                                           All Cap Core Trust
   April 30, 1987                                          Real Estate Securities Trust
   May 1, 2000                                             Dynamic Growth Trust

Fidelity Management & Research Company

   January 9, 1995                                         Overseas Trust
   June 18, 1985                                           Strategic Opportunities Trust
   August 3, 1989                                          Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                                             International Value Trust
   March 4, 1996                                           International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                                          Global Trust*

Salomon Brothers Asset Management, Inc.
   January 1, 1997                                         High Yield Trust
   February 19, 1993                                       Strategic Bond Trust
   May 1, 1988                                             U.S. Government Securities Trust
   May 5, 2003                                             Special Value Trust

Van Kampen Investments
   January 1, 1997                                         Value Trust

Pacific Investment Management Company
   March 18, 1988                                          Global Bond Trust
   May 1, 1999                                             Total Return Trust
   May 5, 2003                                             Real Return Bond Trust
   May 1, 2004                                             PIMCO VIT All Asset Portfolio

UBS Global Asset Management
   May 1, 2000                                             Global Allocation Trust

                                    EXHIBIT B

Fund Date                                                   Fund Description
---------                                                   ----------------
VARIABLE FUNDS;
Munder Capital Management
   May 5, 2003                                              Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                                         Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                                         Basic Value Focus
   October 13, 1997                                         Special Value Focus
   October 13, 1997                                         Global Allocation V.I. Fund+

Davis Advisors
   May 1, 2001                                              Financial Services Trust
   May 1, 2001                                              Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                              Mid Cap Value Trust
   May 1, 2001                                              All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                              Strategic Growth Trust
   May 1, 2001                                              Strategic Value Trust
   May 1, 2001                                              Utilities Trust

American Funds
   May 5, 2003                                              American Growth Trust
   May 5, 2003                                              American International Trust
   May 5, 2003                                              American Growth-Income Trust
   May 5, 2003                                              American Blue Chip Income & Growth Trust

Mercury Advisors
   May 5, 2003                                              Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                                           Great Companies - America (SM) Trust**

American Century Investment Management, Inc.
   May 1, 2004                                              Small Company Trust

Legg Mason Funds Management, Inc.
   May 1, 2004                                              Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                                              Classic Value Trust

                                    EXHIBIT B

Fund Date                                                  Fund Description
---------                                                  ----------------
VARIABLE FUNDS:
Sustainable Growth Advisers, L.P.
   May 1, 2004                                             US Global Leaders Growth Trust

John Hancock Advisors, LLC
   May 1, 2004                                             Strategic Income Trust

State Street Global Advisers
   May 1, 2004                                             John Hancock VST International Index++

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

+ Developing Capital Markets Focus merged into this fund effective November 1, 2003.

++   International Index Trust** merged into this fund effective June 21, 2004.

FIXED FUNDS:

                                   One Year
                                   Three Year
                                   Five Year
                                   Six Year
                                   Seven Year
                                   6-month DCA Account
                                   12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

                                 AMENDMENT NO. X

                     To the Automatic Reinsurance Agreement

                                     Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1) Exhibit B is replaced as attached to indicate revisions to the Company's sub-accounts including new funds which have been added to the Agreement and fund mergers.

2)   This Amendment shall be effective May 2, 2005.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP. Product Development          Title: VP & CFO
Date: 11/4/2005                         Date: 11/4/2005


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: CFO                              Title: 2VP
Date: 9/7/05                            Date: 9/8/05

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                          Fund Description
---------                                          ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                                  Pacific Rim Trust
   June 18, 1985                                    Money Market Trust
   January 1, 1997                                  Lifestyle Aggressive 1000
   January 1, 1997                                  Lifestyle Growth 820
   January 1, 1997                                  Lifestyle Balanced 640
   January 1, 1997                                  Lifestyle Moderate 460
   January 1, 1997                                  Lifestyle Conservative 280
   May 1, 2000                                      Total Stock Market Index Trust
   May 1, 2000                                      500 Index Trust
   May 1, 2000                                      Mid Cap Index Trust
   May 1, 2000                                      Small Cap Index Trust
   May 1, 2001                                      Quantitative Mid Cap Trust
   May 5, 2003                                      Quantitative All Cap Trust
   May 5, 2003                                      Emerging Growth Trust
   May 1, 2004                                      Quantitative Value Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                                  Science & Technology Trust
   December 11, 1992                                Blue Chip Growth Trust
   February 19, 1993                                Equity Income Trust
   October 1, 1997                                  Small Company Value Trust
   May 1, 2001                                      Health Sciences Trust
   May 2, 2005                                      Mid Value

Franklin Advisers, Inc.
   January 1, 1997                                  Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                                    All Cap Growth Trust
   May 5, 2003                                      Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                                      U.S. Large Cap Trust
   August 3, 1989                                   Income & Value Trust
   May 2, 2005                                      Overseas Equity

                                    EXHIBIT B

Fund Date                                               Fund Description
---------                                               ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                                          Mid Cap Stock Trust
   April 23, 1991                                       Growth & Income Trust
   June 18, 1985                                        Investment Quality Bond Trust
   May 5, 2003                                          Natural Resources Trust
   May 2, 2005                                          Mid Cap Stock
   May 2, 2005                                          Small Cap Value
   May 2, 2005                                          Small Cap Growth

Deutsche Asset Management, Inc.
   January 1, 1997                                      International Stock Trust
   July 15, 1996                                        All Cap Core Trust
   April 30, 1987                                       Real Estate Securities Trust
   May 1, 2000                                          Dynamic Growth Trust

Fidelity Management & Research Company
   June 18, 1985                                        Strategic Opportunities Trust
   August 3, 1989                                       Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                                          International Value Trust
   March 4, 1996                                        International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                                       Global Trust*

Salomon Brothers Asset Management, Inc.
   January 1, 1997                                      High Yield Trust
   February 19, 1993                                    Strategic Bond Trust
   May 1, 1988                                          U.S. Government Securities Trust
   May 5, 2003                                          Special Value Trust

Van Kampen Investments
   January 1, 1997                                      Value Trust

Pacific Investment Management Company
   March 18, 1988                                       Global Bond Trust
   May 1, 1999                                          Total Return Trust
   May 5, 2003                                          Real Return Bond Trust
   May 1, 2004                                          PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                                                Fund Description
---------                                                ----------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                                           Global Allocation Trust
   May 2, 2005                                           Large Cap

Munder Capital Management
   May 5, 2003                                           Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                                      Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                                      Basic Value Focus
   October 13, 1997                                      Special Value Focus
   October 13, 1997                                      Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                                           Financial Services Trust
   May 1, 2001                                           Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                           Mid Cap Value Trust
   May 1, 2001                                           All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                           Strategic Value Trust
   May 1, 2001                                           Utilities Trust

American Funds
   May 5, 2003                                           American Growth Trust
   May 5, 2003                                           American International Trust
   May 5, 2003                                           American Growth-Income Trust
   May 5, 2003                                           American Blue Chip Income & Growth Trust

Mercury Advisors
   May 5, 2003                                           Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                                        Great Companies - America (SM) Trust**

American Century Investment Management, Inc.
   May 1, 2004                                           Small Company Trust

                                    EXHIBIT B

Fund Date                                                Fund Description
---------                                                ----------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                                           Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                                           Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                                           US Global Leaders Growth Trust

John Hancock Advisors, LLC
   May 1, 2004                                           Strategic Income Trust

State Street Global Advisers
   May 1, 2004                                           John Hancock VST International Index

Declaration Management and Research LLC/John Hancock
   May 2, 2005                                           Active Bond

Independence Investment LLC
   May 2, 2005                                           Small Cap

Marsico Capital Management LLC
   May 2, 2005                                           International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                                           U.S. High Yield Bond
   May 2, 2005                                           Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                                           International Equity Index

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003

Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004

International Index Trust (MFC) merged into John Hancock VST International Index
   (State Street)

EFFECTIVE MAY 2, 2005

Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth
   Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap
   Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
   (Declaration/John Hancock)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

FIXED FUNDS:

                           One Year
                           Three Year
                           Five Year
                           Six Year
                           Seven Year
                           6-month DCA Account
                           12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                                AMENDMENT NO. XI

                     To the Automatic Reinsurance Agreement

                                     Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
                     (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1) Exhibit B is replaced as attached to indicate revisions to the Company's sub-accounts including new funds which have been added to the Agreement.

2)   This Amendment shall be effective August 1, 2005.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                      Attest: /s/ illegible
    --------------------------------           ---------------------------------
Title: VP, Product Development         Title: VP & CFO
Date: 11/4/2005                        Date: 11/4/2005


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                      Attest: /s/ illegible
    --------------------------------           ---------------------------------
Title: CFO                             Title: 2VP
Date: 9/7/05                           Date: 9/8/05

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                          Fund Description
---------                                          ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                                 Pacific Rim Trust
   June 18, 1985                                   Money Market Trust
   January 1, 1997                                 Lifestyle Aggressive 1000
   January 1, 1997                                 Lifestyle Growth 820
   January 1, 1997                                 Lifestyle Balanced 640
   January 1, 1997                                 Lifestyle Moderate 460
   January 1, 1997                                 Lifestyle Conservative 280
   May 1, 2000                                     Total Stock Market Index Trust
   May 1, 2000                                     500 Index Trust
   May 1, 2000                                     Mid Cap Index Trust
   May 1, 2000                                     Small Cap Index Trust
   May 1, 2001                                     Quantitative Mid Cap Trust
   May 5, 2003                                     Quantitative All Cap Trust
   May 5, 2003                                     Emerging Growth Trust
   May 1, 2004                                     Quantitative Value Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                                 Science & Technology Trust
   December 11, 1992                               Blue Chip Growth Trust
   February 19, 1993                               Equity Income Trust
   October 1, 1997                                 Small Company Value Trust
   May 1, 2001                                     Health Sciences Trust
   May 2, 2005                                     Mid Value

Franklin Advisers, Inc.
   January 1, 1997                                 Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                                   All Cap Growth Trust
   May 5, 2003                                     Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                                     U.S. Large Cap Trust
   August 3, 1989                                  Income & Value Trust
   May 2, 2005                                     Overseas Equity

                                    EXHIBIT B

Fund Date                                        Fund Description
---------                                        ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                                   Mid Cap Stock Trust
   June 18, 1985                                 Investment Quality Bond Trust
   May 5, 2003                                   Natural Resources Trust
   May 2, 2005                                   Mid Cap Stock
   May 2, 2005                                   Small Cap Value
   May 2, 2005                                   Small Cap Growth

Deutsche Asset Management, Inc.
   July 15, 1996                                 All Cap Core Trust
   April 30, 1987                                Real Estate Securities Trust
   May 1, 2000                                   Dynamic Growth Trust

Fidelity Management & Research Company
   June 18, 1985                                 Strategic Opportunities Trust
   August 3, 1989                                Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                                   International Value Trust
   March 4, 1996                                 International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                                Global Trust*

Salomon Brothers Asset Management, Inc.
   January 1, 1997                               High Yield Trust
   February 19, 1993                             Strategic Bond Trust
   May 1, 1988                                   U.S. Government Securities Trust
   May 5, 2003                                   Special Value Trust

Van Kampen Investments
   January 1, 1997                               Value Trust

Pacific Investment Management Company
   March 18, 1988                                Global Bond Trust
   May 1, 1999                                   Total Return Trust
   May 5, 2003                                   Real Return Bond Trust
   May 1, 2004                                   PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                                        Fund Description
---------                                        ----------------
VARIABLE FUNDS:

UBS Global Asset Management
   May 1, 2000                                   Global Allocation Trust
   May 2, 2005                                   Large Cap

Munder Capital Management
   May 5, 2003                                   Small Cap Opportunities Trust

Jennison Associates LLC
   November 1,2000                               Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                              Basic Value Focus
   October 13, 1997                              Special Value Focus
   October 13, 1997                              Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                                   Financial Services Trust
   May 1, 2001                                   Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                   Mid Cap Value Trust
   May 1, 2001                                   All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                   Strategic Value Trust
   May 1, 2001                                   Utilities Trust

American Funds
   May 5, 2003                                   American Growth Trust
   May 5, 2003                                   American International Trust
   May 5, 2003                                   American Growth-Income Trust
   May 5, 2003                                   American Blue Chip Income & Growth Trust
   August 1, 2005                                American Bond Trust

Mercury Advisors
   May 5, 2003                                   Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                                Great Companies - America (SM) Trust** (closed
                                                 May 1, 2004)

American Century Investment Management Inc.
   May 1, 2004                                  Small Company Trust** (closed August 1, 2005)

                                    EXHIBIT B

Fund Date                                               Fund Description
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
             May 1, 2004                                Core Equity Trust

Pzena Investment Management, LLC
             May 1, 2004                                Classic Value Trust

Sustainable Growth Advisers, LP.
             May 1, 2004                                US Global Leaders Growth Trust

John Hancock Advisors, LLC
             May 1, 2004                                Strategic Income Trust

State Street Global Advisers
             May 1, 2004                                John Hancock VST International Index

Declaration Management and Research LLC/John Hancock
             May 2, 2005                                Active Bond

Independence Investment LLC
             May 2, 2005                                Small Cap

Marsico Capital Management LLC
             May 2, 2005                                International Opportunities

Wells Fargo Fund Management LLC                         U.S. High Yield Bond
             May 2, 2005                                Core Bond
             May 2, 2005

SSgA Funds Management, Inc.
             May 2, 2005                                International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
             April 23, 1991                             Growth & Income Trust
             January 1, 1997                            International Stock Trust

*     Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003

Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004

International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005

Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
(Declaration/John Hancock)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

FIXED FUNDS:

                           One Year
                           Three Year
                           Five Year
                           Six Year
                           Seven Year
                           6-month DCA Account
                           12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                                AMENDMENT NO. XII

                     TO THE AUTOMATIC REINSURANCE AGREEMENT

                                     BETWEEN

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                    (hereinafter referred to as "the Company")

                                       AND

                       SWISS RE LIFE & HEALTH AMERICA INC,
              (hereinafter referred to as "Swiss Re Life & Health")

Except is hereinafter specified all terms and conditions of the Automatic Reinsurance agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1) Exhibit B is replaced as attached to indicate revisions to the Company's fund managers.

2)   This Amendment shall be effective January 3, 2006

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: VP, PRODUCT DEVELOPMENT
Date: 2/24/06                           Date: 2/21/06


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: CFO                              Title: 2VP
Date: 1/4/06                            Date: 1/4/06

                                    EXHIBIT B

                                   SUB-ACCOUNTS

Fund Date                                                Fund Description
---------                                          -----------------------------
VARIABLE FUNDS:
MFC Global Investment Management(U.S.A.) Limited
   October 4, 1994                                 Pacific Rim Trust
   June 18, 1985                                   Money Market Trust
   January 1, 1997                                 Lifestyle Aggressive 1000
   January 1, 1997                                 Lifestyle Growth 820
   January 1, 1997                                 Lifestyle Balanced 640
   January 1, 1997                                 Lifestyle  Moderate 460
   January 1, 1987                                 Lifestyle Conservative 280
   May 1, 2000                                     Total Stock Market Index Trust
   May 1, 2000                                     500 Index Trust
   May 1, 2000                                     Mid Cap Index Trust
   May 1, 2000                                     Small Cap Index Trust
   May 1, 2001                                     Quantitative Mid Cap Trust
   May 5, 2003                                     Quantitative All Cap Trust
   May 5, 2003                                     Emerging Growth Trust
   May 1, 2004                                     Quantitative Value Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                                 Science & Technology Trust
   December 11, 1992                               Blue Chip Growth Trust
   February 19, 1993                               Equity Income Trust
   October 1, 1997                                 Small Company Value Trust
   May 1, 2001                                     Health Sciences Trust
   May 2, 2005                                     Mid Value

Franklin Advisers, Inc.
   January 1, 1997                                 Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                                   All Cap Growth Trust
   May 5, 2003                                     Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                                     U.S. Large Cap Trust
   August 3, 1989                                  Income & Value Trust
   May 2, 2005                                     Overseas Equity

                                    EXHIBIT B

Fund Date                                                Fund Description
---------                                        --------------------------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                                   Mid Cap Stock Trust
   June 18, 1985                                 Investment Quality Bond Trust
   May 5, 2003                                   Natural Resources Trust
   May 2, 2005                                   Mid Cap Stock
   May 2, 2005                                   Small Cap Value
   May 2, 2005                                   Small Cap Growth

Deutsche Asset Management, Inc.
   July 15, 1996                                 All Cap Core Trust
   April 30, 1987                                Real Estate Securities Trust
   May 1, 2000                                   Dynamic Growth Trust

Fidelity Management & Research Company
   June 18, 1985                                 Strategic Opportunities Trust
   August 3, 1989                                Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                                   International Value Trust
   March 4, 1996                                 International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                                Global Trust*

Salomon Brothers Asset Management, Inc.
   January 1, 1997                               High Yield Trust
   February 19, 1993                             Strategic Bond Trust
   May 1, 1988                                   U.S. Government Securities Trust
   May 5, 2003                                   Special Value Trust

Van Kampen Investments
   January 1, 1997                               Value Trust

Pacific Investment Management Company
   March 18, 1988                                Global Bond Trust
   May 1, 1999                                   Total Return Trust
   May 5, 2003                                   Real Return Bond Trust
   May 1, 2004                                   PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                                                       Fund Description
---------                                        ----------------------------------------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                                   Global Allocation Trust
   May 2, 2005                                   Large Cap

Munder Capital Management
   May 5, 2003                                   Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                              Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                              Basic Value Focus
   October 13, 1997                              Special Value Focus
   October 13, 1997                              Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                                   Financial Services Trust
   May 1, 2001                                   Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                   Mid Cap Value Trust
   May 1, 2001                                   All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                   Strategic Value Trust
   May 1, 2001                                   Utilities Trust

American Funds
   May 5, 2003                                   American Growth Trust
   May 5, 2003                                   American International Trust
   May 5, 2003                                   American Growth-Income Trust
   May 5, 2003                                   American Blue Chip Income & Growth Trust
   August 1, 2005                                American Bond Trust

Mercury Advisors
   May 5, 2003                                   Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                                Great Companies - America (SM) Trust** (closed
                                                 May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                                   Small Company Trust** (closed August 1, 2005)

                                   EXHIBIT B

Fund Date                                                  Fund Description
---------                                        ------------------------------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                                   Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                                   Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                                   US Global Leaders Growth Trust

Sovereign Asset Management, LLC
   May 1, 2004                                   Strategic Income Trust

State Street Global Advisers
   May 1, 2004                                   John Hancock VST International Index

Declaration Management and Research LLC/Sovereign Asset Management, LLC
   May 2, 2005                                   Active Bond

Independence Investment LLC
   May 2, 2005                                   Small Cap

Marsico Capital Management LLC
   May 2, 2005                                   International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                                   U.S. High Yield Bond
   May 2, 2005                                   Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                                   International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                                Growth Income Trust
   January 1, 1997                               International Stock Trust

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                   EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond (Declaration/ Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)


FIXED FUNDS:
               One Year
               Three Year
               Five Year
               Six Year
               Seven Year
               6-month DCA Account
               12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                               AMENDMENT NO. XIII

                     To the Automatic Reinsurance Agreement

                                     Between

                   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
             (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Effective February 13, 2006, it is mutually agreed that Exhibit B is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: VP, Product Development
Date: 4/13/06                           Date: 5/03/2006


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: Head of Products                 Title: 2VP
Date: 3/10/06                           Date: 2/10/06

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                                    Fund Description
---------                                                    ------------------------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                                           Pacific Rim Trust
   June 18, 1985                                             Money Market Trust
   January 1, 1997                                           Lifestyle Aggressive 1000
   January 1, 1997                                           Lifestyle Growth 820
   January 1, 1997                                           Lifestyle Balanced 640
   January 1, 1997                                           Lifestyle Moderate 460
   January 1, 1997                                           Lifestyle Conservative 280
   May 1, 2000                                               Total Stock Market Index Trust
   May 1, 2000                                               500 Index Trust
   May 1, 2000                                               Mid Cap Index Trust
   May 1, 2000                                               Small Cap Index Trust
   May 1, 2001                                               Quantitative Mid Cap Trust
   May 5, 2003                                               Quantitative All Cap Trust
   May 5, 2003                                               Emerging Growth Trust
   May 1, 2004                                               Quantitative Value Trust
   February 13, 2006                                         Index Allocation Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                                           Science & Technology Trust
   December 11, 1992                                         Blue Chip Growth Trust
   February 19, 1993                                         Equity Income Trust
   October 1, 1997                                           Small Company Value Trust
   May 1, 2001                                               Health Sciences Trust
   May 2, 2005                                               Mid Value

Franklin Advisers, Inc.
   January 1, 1997                                           Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                                             All Cap Growth Trust
   May 5, 2003                                               Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                                               U.S. Large Cap Trust
   August 3, 1989                                            Income & Value Trust
   May 2, 2005                                               Overseas Equity

                                    EXHIBIT B

Fund Date                                                    Fund Description
---------                                                    --------------------------------

VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                                               Mid Cap Stock Trust
   June 18, 1985                                             Investment Quality Bond Trust
   May 5, 2003                                               Natural Resource Trust
   May 2, 2005                                               Mid Cap Stock
   May 2, 2005                                               Small Cap Value
   May 2, 2005                                               Small Cap Growth

Deutsche Asset Management, Inc.
   July 15, 1996                                             All Cap Core Trust
   April 30, 1987                                            Real Estate Securities Trust
   May 1, 2000                                               Dynamic Growth Trust

Fidelity Management & Research Company
   July 18, 1985                                             Strategic Opportunities Trust
   August 3, 1989                                            Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                                               International Value Trust
   March 4, 1996                                             International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                                            Global Trust*

Solomon Brothers Asset Management, Inc.
   January 1, 1997                                           High Yield Trust
   February 19, 1993                                         Strategic Bond Trust
   May 1, 1988                                               U.S. Government Securities Trust
   May 5, 2003                                               Special Value Trust

Van Kampen Investments
   January 1, 1997                                           Value Trust

Pacific Investment Management Company
   March 18, 1988                                            Global Bond Trust
   May 1, 1999                                               Total Return Trust
   May 5, 2003                                               Real Return Bond Trust
   May 1, 2004                                               PIMCO VIT All Asset Portfolio

                                   EXHIBIT B

Fund Date                                                                   Fund Description
---------                                                    -----------------------------------------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                                               Global Allocation Trust
   May 2, 2005                                               Large Cap

Munder Capital Management
   May 5, 2003                                               Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                                          Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                                          Basic Value Focus
   October 13, 1997                                          Special Value Focus
   October 13, 1997                                          Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                                               Financial Services Trust
   May 1, 2001                                               Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                               Mid Cap Value Trust
   May 1, 2001                                               All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                               Strategic Value Trust
   May 1, 2001                                               Utilities Trust

American Funds
   May 5, 2003                                               American Growth Trust
   May 5, 2003                                               American International Trust
   May 5, 2003                                               American Growth-Income Trust
   May 5, 2003                                               American Blue Chip Income & Growth Trust
   August 1, 2005                                            American Bond Trust

Mercury Advisors
   May 5, 2003                                               Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                                            Great Companies - American (SM) Trust** (closed
                                                             May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                                               Small Company Trust** (closed August 1, 2005)

                                   EXHIBIT B

Fund Date                                                              Fund Description
---------                                                    ------------------------------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                                               Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                                               Classic Value Trust

Sustainable Growth Advisers, LP.
   May 1, 2004                                               US Global Leaders Growth Trust

Sovereign Asset Management, LLC
   May 1, 2004                                               Strategic Income Trust

State Street Global Advisers
   May 1, 2004                                               John Hancock VST International Index

Declaration Management and Research LLC/Sovereign Asset Management, LLC
   May 2, 2005                                               Active Bond

Independence Investment LLC
   May 2, 2005                                               Small Cap

Marsico Capital Management LLC
   May 2, 2005                                               International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                                               U.S. High Yield Bond
   May 2, 2005                                               Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                                               International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                                            Growth & Income Trust
   January 1, 1997                                           International Stock Trust

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                   EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond (Declaration/ Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

FIXED FUNDS:

One Year
Three Year
Five Year
Six Year
Seven Year
6-month DCA Account
12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                               AMENDMENT NO. XIV

                     To the Automatic Reinsurance Agreement

                                    Between

                   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Effective May 1, 2006, it is mutually agreed that Exhibit B is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


BY: /s/ illegible                         Attest: /s/ illegible
    ----------------------------------             -----------------------------
Title: VP & CFO                           Title: VP, Product Development
Date: 7/11/06                             Date: 7/11/06

SWISS RE LIFE & HEALTH AMERICA INC.


BY: /s/ illegible                         Attest: /s/ illegible
    ---------------------------------             ------------------------------
Title: Head of Products                   Title: 2VP
Date: 5/12/06                             Date: 5/15/06

                                   EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                         Fund Description
---------                                  ------------------------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                         Pacific Rim Trust
   June 18, 1985                           Money Market Trust
   January 1, 1997                         Lifestyle Aggressive
   January 1, 1997                         Lifestyle Growth
   January 1, 1997                         Lifestyle Balanced
   January 1, 1997                         Lifestyle Moderate
   January 1, 1997                         Lifestyle Conservative
   May 1, 2000                             Total Stock Market Index Trust
   May 1, 2000                             500 Index Trust
   May 1, 2000                             Mid Cap Index Trust
   May 1, 2000                             Small Cap Index Trust
   May 1, 2001                             Quantitative Mid Cap Trust
   May 1, 2003                             Quantitative All Cap Trust
   May 5, 2004                             Quantitative Value Trust
   February 13, 2006                       Index Allocation Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                         Science & Technology Trust
   December 11, 1992                       Blue Chip Growth Trust
   February 19, 1993                       Equity Income Trust
   October 1, 1997                         Small Company Value Trust
   May 1, 2001                             Health Sciences Trust
   May 2, 2005                             Mid Value

RCM Capital Management, LLC
   January 1, 1997                         Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                           All Cap Growth Trust
   May 5, 2003                             Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                             U.S. Large Cap Trust
   August 3, 1989                          Income & Value Trust
   May 2, 2005                             Overseas Equity

                                    EXHIBIT B

Fund Date                                        Fund Description
---------                                  -----------------------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                             Mid Cap Stock Trust
   June 18, 1985                           Investment Quality Bond Trust
   May 5, 2003                             Natural Resources Trust
   May 2, 2005                             Mid Cap Stock
   May 2, 2005                             Small Cap Value
   May 2, 2005                             Small Cap Growth

Deutsche Asset Management, Inc.
   July 15, 1996                           All Cap Core Trust
   April 30, 1987                          Real Estate Securities Trust
   May 1, 2000                             Dynamic Growth Trust

Fidelity Management & Research Company
   June 18, 1985                           Strategic Opportunities Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                             International Value Trust
   March 4, 1996                           International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                          Global Trust*

Salomon Brothers Asset Management, Inc.
   May 5, 2003                             Special Value Trust

Van Kampen Investments
   January 1, 1997                         Value Trust

Pacific Investment Management Company
   March 18, 1988                          Global Bond Trust
   May 1, 1999                             Total Return Trust
   May 5, 2003                             Real Return Bond Trust
   May 1, 2004                             PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                                                Fund Description
---------                                  ----------------------------------------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                             Global Allocation Trust
   May 2, 2005                             Large Cap

Munder Capital Management
   May 5, 2003                             Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                        Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                        Basic Value Focus
   October 13, 1997                        Special Value Focus
   October 13, 1997                        Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                             Financial Services Trust
   May 1, 2001                             Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                             Mid Cap Value Trust
   May 1, 2001                             All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                             Strategic Value Trust
   May 1, 2001                             Utilities Trust

American Funds
   May 5, 2003                             American Growth Trust
   May 5, 2003                             American International Trust
   May 5, 2003                             American Growth-Income Trust
   May 5, 2003                             American Blue Chip Income & Growth Trust
   August 1, 2005                          American Bond Trust

Mercury Advisors
   May 5, 2003                             Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                          Great Companies - America (SM) Trust** (closed
                                           May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                             Small Company Trust** (closed August 1, 2005)

                                    EXHIBIT B

Fund Date                                            Fund Description
---------                                  ------------------------------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                             Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                             Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                             US Global Leaders Growth Trust

Sovereign Asset Management, LLC
   May 5, 2003                             Emerging Growth Trust
   May 1, 2004                             Strategic Income Trust

State Street Global Advisers
   May 1, 2004                             John Hancock VST International Index

Declaration Management and Research LLC/Sovereign Asset Management, LLC
   May 2, 2005                             Active Bond

Independence Investment LLC
   May 2, 2005                             Small Cap

Marsico Capital Management LLC
   May 2, 2005                             International Opportunities

Wells Fargo Management, LLC
   May 2, 2005                             U.S. High Yield Bond
   May 2, 2005                             Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                             International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                          U.S. Core
   January 1, 1997                         International Core

Western Asset Management Co.
   February 19, 1993                       Strategic Bond Trust
   May 1, 1988                             U.S. Government Securities Trust
   January 1, 1997                         High Yield Trust

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond (Declaration/ Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006
Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006
GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

FIXED FUNDS:

One year
Three Year
Five Year
Six Year
Seven Year
6-month DCA Account
12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                                AMENDMENT NO. XV

                     To the Automatic Reinsurance Agreement

                                     Between

                   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Effective December 1, 2006, it is mutually agreed that Exhibit B is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                          Attest: /s/ illegible
    ---------------------------------              -----------------------------
Title: VP & CFO                            Title: VP, Product Development
Date: 3/20/2007                            Date: 3/15/07

SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                          Attest: /s/ illegible
    ---------------------------------              -----------------------------
Title: EXECUTIVE VICE PRESIDENT            Title: VP
Date: 1/17/07                              Date: 1/9/07

                                    EXHIBIT B

                                  SUB-ACCOUNTS

FUND DATE                                  FUND DESCRIPTION
---------                                  ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                         Pacific Rim Trust
   June 18, 1985                           Money Market Trust
   January 1, 1997                         Lifestyle Aggressive
   January 1, 1997                         Lifestyle Growth
   January 1, 1997                         Lifestyle Balanced
   January 1, 1997                         Lifestyle Moderate
   January 1, 1997                         Lifestyle Conservative
   May 1, 2000                             Total Stock Market Index Trust
   May 1, 2000                             500 Index Trust
   May 1, 2000                             Mid Cap Index Trust
   May 1, 2000                             Small Cap Index Trust
   May 1, 2001                             Quantitative Mid Cap Trust
   May 5, 2003                             Quantitative All Cap Trust
   May 5, 2003                             Emerging Growth Trust
   May 1, 2004                             Quantitative Value Trust
   May 1, 2004                             Strategic Income Trust
   February 13, 2006                       Index Allocation Trust

T. Rowe Price Associates, Inc.
   December 11, 1992                       Blue Chip Growth Trust
   February 19, 1993                       Equity Income Trust
   October 1, 1997                         Small Company Value Trust
   May 1, 2001                             Health Sciences Trust
   May 2, 2005                             Mid Value

T. Rowe Price Associates, Inc./RCM Capital Management, LLC (RCM)
   January 1, 1997                         Science & Technology Trust

RCM Capital Management, LLC
   January 1, 1997                         Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                           All Cap Growth Trust

Capital Guardian Trust Company
   May 1, 1999                             U.S. Large Cap Trust
   August 3, 1989                          Income & Value Trust
   May 2, 2005                             Overseas Equity

                                    EXHIBIT B

Fund Date                                      Fund Description
---------                                      ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
    May 1, 1999                                Mid Cap Stock Trust
    June 18, 1985                              Investment Quality Bond Trust
    May 5, 2003                                Natural Resources Trust
    May 2, 2005                                Mid Cap Stock
    May 2, 2005                                Small Cap Value
    May 2, 2005                                Small Cap Growth

Deutsche Asset Management, Inc.
    July 15, 1996                              All Cap Core Trust
    April 30, 1987                             Real Estate Securities Trust
    May 1, 2000                                Dynamic Growth Trust

Fidelity Management & Research Company
    June 18, 1985                              Strategic Opportunities Trust

Templeton Investment Counsel, Inc.
    May 1, 1999                                International Value Trust
    March 4, 1996                              International Small Cap Trust

Templeton Global Advisors Limited
    March 18, 1988                             Global Trust*

Clearbridge Advisors, LLC.
    May 5, 2003                                Special Value Trust

Van Kampen Investments
    January 1, 1997                            Value Trust

Pacific Investment Management Company
    March 18, 1988                             Global Bond Trust
    May 1, 1999                                Total Return Trust
    May 5, 2003                                Real Return Bond Trust
    May 1, 2004                                PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                                      Fund Description
---------                                      ----------------------------------------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                                 Global Allocation Trust
   May 2, 2005                                 Large Cap

Munder Capital Management
   May 5, 2003                                 Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                            Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                            Basic Value Focus
   October 13, 1997                            Special Value Focus
   October 13, 1997                            Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                                 Financial Services Trust
   May 1, 2001                                 Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                 Mid Cap Value Trust
   May 1, 2001                                 All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                 Utilities Trust

American Funds
   May 5, 2003                                 American Growth Trust
   May 5, 2003                                 American International Trust
   May 5, 2003                                 American Growth-Income Trust
   May 5, 2003                                 American Blue Chip Income & Growth Trust
   August 1, 2005                              American Bond Trust

Mercury Advisors
   May 5, 2003                                 Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                              Great Companies - America (SM) Trust** (closed
                                               May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                                 Small Company Trust** (closed August 1, 2005)

                                    EXHIBIT B

Fund Date                                      Fund Description
---------                                      ------------------------------------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                                 Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                                 Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                                 US Global Leaders Growth Trust

Sovereign Asset Management, LLC
   May 5, 2003                                 Emerging Growth Trust
   May 1, 2004                                 Strategic Income Trust

State Street Global Advisers
   May 1, 2004                                 John Hancock VST International Index

Declaration Management and Research LLC/MFC Global Investment Management (U.S.A.) Limited
   May 2, 2005                                 Active Bond

Independence Investment LLC
   May 2, 2005                                 Small Cap

Marsico Capital Management LLC
   May 2, 2005                                 International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                                 U.S. High Yield Bond
   May 2, 2005                                 Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                                 International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                              U.S. Core
   January 1, 1997                             International Core

Western Asset Management Co.
   February 19, 1993                           Strategic Bond Trust
   May 1, 1988                                 U.S. Government Securities Trust
   January 1, 1997                             High Yield Trust

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                   EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian] merged into Active Bond (Declaration/ Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006
Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

EFFECTIVE DECEMBER 1, 2006
Mid Cap Core Trust (AIM) merged into Mid Cap Index (MFC Global)
Strategic Value Trust (MFS) merged into Large Cap Value Trust (Merrill/ Black Rock)

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006
GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

FUND MANAGER NAME CHANGES:

EFFECTIVE DECEMBER 1, 2006
Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.A.) Limited (Funds affected: Active Bond Trust, Strategic Income Trust, and Emerging Growth Trust)
Solomon Brothers Asset Management, Inc. (Special Value Trust) changed its name to Clearbridge Advisors, LLC (Special Value Trust)

                                    EXHIBIT B

FIXED FUNDS

One Year
Three Year
Five Year
Six Year
Seven Year
6-month DCA Account
12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                                AMENDMENT NO. XVI

                     To the Automatic Reinsurance Agreement

                                     Between

                   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Effective November 12, 2007, it is mutually agreed that Exhibit B is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                        Attest: /s/ illegible
    ----------------------------------           -------------------------------
Title: VP & CFO                          Title: VP Product Development
Date: 1/31/08                            Date: 2/28/08


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                        Attest: /s/ illegible
    ----------------------------------           -------------------------------
Title: CFO                               Title: SVP
Date: Jan 31/08                          Date: 2/4/08

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                        Fund Description
---------                        ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994               Pacific Rim Trust
   June 18, 1985                 Money Market Trust
   January 1, 1997               Lifestyle Aggressive
   January 1, 1997               Lifestyle Growth
   January 1, 1997               Lifestyle Balanced
   January 1, 1997               Lifestyle Moderate
   January 1, 1997               Lifestyle Conservative
   May 1, 2000                   Total Stock Market Index Trust
   May 1, 2000                   500 Index Trust
   May 1, 2000                   Mid Cap Index Trust
   May 1, 2000                   Small Cap Index Trust
   May 1, 2001                   Quantitative Mid Cap Trust
   May 5, 2003                   Quantitative All Cap Trust
   May 5, 2003                   Emerging Growth Trust
   May 1, 2004                   Quantitative Value Trust
   May 1, 2004                   Strategic Income Trust
   February 13, 2006             Index Allocation Trust
   November 12, 2007             American Fundamental Holdings Trust
   November 12, 2007             American Global Diversification Trust

T. Rowe Price Associates, Inc.
   December 11, 1992             Blue Chip Growth Trust
   February 19, 1993             Equity Income Trust
   October 1, 1997               Small Company Value Trust
   May 1, 2001                   Health Sciences Trust
   May 2, 2005                   Mid Value

T. Rowe Price Associates, Inc./RCM Capital Management, LLC (RCM)
   January 1, 1997               Science & Technology Trust

RCM Capital Management, LLC
   January 1, 1997               Emerging Small Company Trust

AIM Capital Management, Inc.
    March 4, 1996                 All Cap Growth Trust

Capital Guardian Trust Company
   May 1, 1999                   U.S. Large Cap Trust
   August 3, 1989                Income & Value Trust
   May 2, 2005                   Overseas Equity

                                   EXHIBIT B

Fund Date                               Fund Description
---------                               ----------------
VARIABLE FUNDS:

Wellington Management Company, LLP
   May 1, 1999                          Mid Cap Stock Trust
   June 18, 1985                        Investment Quality Bond Trust
   May 5, 2003                          Natural Resources Trust
   May 2, 2005                          Mid Cap Stock
   May 2, 2005                          Small Cap Value
   May 2, 2005                          Small Cap Growth

Deutsche Asset Management, Inc.
   July 15, 1996                        All Cap Core Trust
   April 30, 1987                       Real Estate Securities Trust
   May 1, 2000                          Dynamic Growth Trust

Fidelity Management & Research Company
   June 18, 1985                        Strategic Opportunities Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                          International Value Trust
   March 4, 1996                        International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                       Global Trust*

Clearbridge Advisors, LLC.
   May 5, 2003                          Special Value Trust

Van Kampen Investments
   January 1, 1997                      Value Trust

Pacific Investment Management Company
   March 18, 1988                       Global Bond Trust
   May 1, 1999                          Total Return Trust
   May 5, 2003                          Real Return Bond Trust
   May 1, 2004                          PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                               Fund Description
---------                               ----------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                          Global Allocation Trust
   May 2, 2005                          Large Cap

Munder Capital Management
   May 5, 2003                          Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                     Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                     Basic Value Focus
   October 13, 1997                     Special Value Focus
   October 13, 1997                     Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                          Financial Services Trust
   May 1, 2001                          Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                          Mid Cap Value Trust
   May 1, 2001                          All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                          Utilities Trust

American Funds
   May 5, 2003                          American Growth Trust
   May 5, 2003                          American International Trust
   May 5, 2003                          American Growth-Income Trust
   May 5, 2003                          American Blue Chip Income & Growth Trust
   August 1, 2005                       American Bond Trust

Mercury Advisors
   May 5, 2003                          Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                       Great Companies - America (SM) Trust**
                                        (closed May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                          Small Company Trust** (closed
                                        August 1, 2005)

                                    EXHIBIT B

Fund Date                               Fund Description
---------                               ----------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                          Core Equity Trust

Pzena Investment Management, LLC
    May 1, 2004                         Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                          US Global Leaders Growth Trust

Sovereign Asset Management, LLC
   May 5, 2003                           Emerging Growth Trust
   May 1, 2004                          Strategic Income Trust

State Street Global Advisor
   May 1, 2004                          John Hancock VST International Index

Declaration Management and Research LLC/MFC Global Investment Management
(U.S.A.) Limited
   May 2, 2005                          Active Bond

Independence Investment LLC
   May 2, 2005                          Small Cap

Marsico Capital Management LLC
   May 2, 2005                          International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                          U.S. High Yield Bond
   May 2, 2005                          Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                          International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                       U.S. Core
   January 1, 1997                      International Core

Western Asset Management Co.
   February 19, 1993                    Strategic Bond Trust
   May 1, 1988                          U.S. Government Securities Trust
   January 1, 1997                      High Yield Trust

*    Sub-Advisor changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003

Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004

International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005

Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond (Declaration/ Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006

Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

EFFECTIVE DECEMBER 1, 2006

Mid Cap Core Trust (AIM) merged into Mid Cap Index (MFC Global)
Strategic Value Trust (MFS) merged into Large Cap Value Trust (Merrill/Black
Rock)

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006

GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

FUND MANAGER NAME CHANGES:

EFFECTIVE DECEMBER 1, 2006

Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.A.) Limited (Funds affected: Active Bond Trust, Strategic Income Trust, and Emerging Growth Trust)
Solomon Brothers Asset Management, Inc. (Special Value Trust) changed its name to Clearbridge Advisors, LLC (Special Value Trust)

                                    EXHIBIT B

FIXED FUNDS:

             One Year
             Three Year
             Five Year
             Six Year
             Seven Year
             6-month DCA Account
             12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                               AMENDMENT NO. XVII

                     To the Automatic Reinsurance Agreement

                                     Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Exhibit B is revised as attached effective with the dates (April 25, 2008, April 28, 2008, and June 2, 2008) listed in the Exhibit.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: SVP & COO
Date: 8/13/2008                         Date: 8/13/2008


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: CFO                              Title: SVP
Date: 5/7/09                            Date: 4/30/08

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                Fund Description
---------                                ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                       Pacific Rim Trust
   June 18, 1985                         Money Market Trust
   January 1, 1997                       Lifestyle Aggressive
   January 1, 1997                       Lifestyle Growth
   January 1, 1997                       Lifestyle Balanced
   January 1, 1997                       Lifestyle Moderate
   January 1, 1997                       Lifestyle Conservative
   May 1, 2000                           Total Stock Market Index Trust
   May 1, 2000                           500 Index Trust
   May 1, 2000                           Mid Cap Index Trust
   May 1, 2000                           Small Cap Index Trust
   May 5, 2003                           Optimized All Cap Trust
   May 5, 2003                           Emerging Growth Trust
   May 1, 2004                           Optimized Value Trust
   May 1, 2004                           Strategic Income Trust
   February 13, 2006                     Index Allocation Trust
   November 12, 2007                     American Fundamental Holdings Trust
   November 12, 2007                     American Global Diversification Trust

T. Rowe Price Associates, Inc.
   December 11, 1992                     Blue Chip Growth Trust
   February 19, 1993                     Equity Income Trust
   October 1, 1997                       Small Company Value Trust
   May 1, 2001                           Health Sciences Trust
   May 2, 2005                           Mid Value
   JUNE 2, 2008                          CAPITAL APPRECIATION VALUE

T. Rowe Price Associates, Inc./RCM Capital Management, LLC (RCM)
   January 1, 1997                       Science & Technology Trust

RCM Capital Management, LLC
   January 1, 1997                       Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                         All Cap Growth Trust

Capital Guardian Trust Company
   May 1, 1999                           U.S. Large Cap Trust
   August 3, 1989                        Income & Value Trust
   May 2, 2005                           Overseas Equity

                                    EXHIBIT B

Fund Date                                Fund Description
---------                                ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                           Mid Cap Stock Trust
   June 18, 1985                         Investment Quality Bond Trust
   May 5, 2003                           Natural Resources Trust
   May 2, 2005                           Mid Cap Stock
   May 2, 2005                           Small Cap Value
   May 2, 2005                           Small Cap Growth
   June 2, 2008                          Core Allocation Plus

Deutsche Asset Management, Inc.
   July 15, 1996                         All Cap Core Trust
   April 30, 1987                        Real Estate Securities Trust

Fidelity Management & Research Company
   June 18, 1985                         Strategic Opportunities Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                           International Value Trust
   March 4, 1996                         International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                        Global Trust*

Clearbridge Advisors, LLC.
   May 5, 2003                           Special Value Trust

Van Kampen Investments
   January 1, 1997                       Value Trust

Pacific Investment Management Company
   March 18, 1988                        Global Bond Trust
   May 1, 1999                           Total Return Trust
   May 5, 2003                           Real Return Bond Trust
   May 1, 2004                           PIMCO VIT All Asset Portfolio

UBS Global Asset Management
   May 1, 2000                           Global Allocation Trust
   May 2, 2005                           Large Cap

Munder Capital Management
   May 5, 2003                           Small Cap Opportunities Trust

                                    EXHIBIT B

Fund Date                              Fund Description
---------                              ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                    Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                    Basic Value Focus
   October 13, 1997                    Special Value Focus
   October 13, 1997                    Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                         Financial Services Trust
   May 1, 2001                         Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                         Mid Cap Value Trust
   May 1, 2001                         All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                         Utilities Trust

American Funds
   May 5, 2003                         American Growth Trust
   May 5, 2003                         American International Trust
   May 5, 2003                         American Growth-Income Trust
   May 5, 2003                         American Blue Chip Income & Growth Trust
   August 1, 2005                      American Bond Trust

Mercury Advisors
   May 5, 2003                         Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                      Great Companies - America (SM) Trust** (closed May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                         Small Company Trust**
                                       (closed August 1, 2005)

Legg Mason Funds Management, Inc.
   May 1, 2004                         Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                         Classic Value Trust

                                    EXHIBIT B

Fund Date                                Fund Description
---------                                ----------------
VARIABLE FUNDS:
Sovereign Asset Management, LLC
   May 5, 2003                           Emerging Growth Trust
   May 1, 2004                           Strategic Income Trust

State Street Global Advisers
   May 1, 2004                           John Hancock VST International Index

Declaration Management and Research LLC/MFC Global Investment Management
(U.S.A.) Limited
   May 2, 2005                           Active Bond

Independence Investment LLC
   May 2, 2005                           Small Cap

Marsico Capital Management LLC
   May 2, 2005                           International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                           U.S. High Yield Bond
   May 2, 2005                           Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                           International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                        U.S. Core
   January 1, 1997                       International Core

Western Asset Management Co.
   February 19, 1993                     Strategic Bond Trust
   May 1, 1988                           U.S. Government Securities Trust
   January 1, 1997                       High Yield Trust

DIMENSIONAL FINANCIAL ADVISORS
   JUNE 2, 2008                          DISCIPLINED DIVERSIFICATION

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003

Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004

International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005

Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
(Declaration/Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006

Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

EFFECTIVE DECEMBER 1, 2006

Mid Cap Core Trust (AIM) merged into Mid Cap Index (MFC Global)
Strategic Value Trust (MFS) merged into Large Cap Value Trust
(Merrill/Black Rock)

EFFECTIVE APRIL 25, 2008

Dynamic Growth Trust (fund manager changed to Wellington effective December 17,
2007) merged into Mid Cap Stock (Wellington)
U.S. Global Leaders Growth Trust (fund manager changed to T. Rowe Price effective January 17, 2008) merged into Blue Chip Growth Trust (T. Rowe Price) Quantitative Mid Cap Trust (MFC Global) merged into Mid Cap Index Trust
(MFC Global)

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006

GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

EFFECTIVE APRIL 28, 2008

Quantitative Value Trust changed its name to Optimized Value Trust Quantitative All Cap Trust changed its name to Optimized All Cap Trust

                                    EXHIBIT B

FUND MANAGER NAME CHANGES:

EFFECTIVE DECEMBER 1, 2006

Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.A.) Limited (Funds affected: Active Bond Trust, Strategic Income Trust, and Emerging Growth Trust)
Solomon Brothers Asset Management, Inc. (Special Value Trust) changed its name to Clearbridge Advisors, LLC (Special Value Trust)

FIXED FUNDS:

      One Year
      Three Year
      Five Year
      Six Year
      Seven Year
      6-month DCA Account
      12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                               AMENDMENT NO. XVIII

                     To the Automatic Reinsurance Agreement

                                     Between

                   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                    (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Exhibit B, Sub-Accounts, is replaced as attached in order to document the following changes:

Effective June 27, 2008, Davis Selected Advisers replaced Grantham, Mayo, Van Otterloo & Co. LLC as the sub-adviser to the U.S. Core fund.

Effective June 30, 2008, Invesco Aim Capital Management was added as a sub-advisor to the Small Cap Opportunities Trust. Munder Capital Management will continue as a sub-advisor to this fund.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY
(U.S.A.)


BY: /s/ illegible                        ATTEST: /s/ illegible
    ---------------------------------            -------------------------------
Title: VP & CFO                          Title: SVP & COO
Date: 10/20/08                           Date: 10/24/2008

SWISS RE LIFE & HEALTH AMERICA INC.


BY: /s/ illegible                        ATTEST: /s/ illegible
    ---------------------------------            -------------------------------
Title: CFO                               Title: SVP
Date: 9/18/08                            Date: 9/12/08

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                         Fund Description
---------                         ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                Pacific Rim Trust
   June 18, 1985                  Money Market Trust
   January 1, 1997                Lifestyle Aggressive
   January 1, 1997                Lifestyle Growth
   January 1, 1997                Lifestyle Balanced
   January 1, 1997                Lifestyle Moderate
   January 1, 1997                Lifestyle Conservative
   May 1, 2000                    Total Stock Market Index Trust
   May 1, 2000                    500 Index Trust
   May 1, 2000                    Mid Cap Index Trust
   May 1, 2000                    Small Cap Index Trust
   May 5, 2003                    Optimized All Cap Trust
   May 5, 2003                    Emerging Growth Trust
   May 1, 2004                    Optimized Value Trust
   May 1, 2004                    Strategic Income Trust
   February 13, 2006              Index Allocation Trust
   November 12, 2007              American Fundamental Holdings Trust
   November 12, 2007              American Global Diversification Trust

T. Rowe Price Associates, Inc.
   December 11, 1992              Blue Chip Growth Trust
   February 19, 1993              Equity Income Trust
   October 1, 1997                Small Company Value Trust
   May 1, 2001                    Health Sciences Trust
   May 2, 2005                    Mid Value
   June 2, 2008                   Capital Appreciation Value

T. Rowe Price Associates, Inc./RCM Capital Management, LLC (RCM)
   January 1, 1997                Science & Technology Trust

RCM Capital Management, LLC
   January 1, 1997                Emerging Small Company Trust

Invesco Aim Capital Management, Inc.
   March 4, 1996                  All Cap Growth Trust

Capital Guardian Trust Company
   May 1, 1999                    U.S. Large Cap Trust
   August 3, 1989                 Income & Value Trust
   May 2, 2005                    Overseas Equity

                                   EXHIBIT B

Fund Date                                 Fund Description
---------                                 ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                            Mid Cap Stock Trust
   June 18, 1985                          Investment Quality Bond Trust
   May 5, 2003                            Natural Resources Trust
   May 2, 2005                            Mid Cap Stock
   May 2, 2005                            Small Cap Value
   May 2, 2005                            Small Cap Growth
   June 2, 2008                           Core Allocation Plus

Deutsche Asset Management, Inc.
   July 15, 1996                          All Cap Core Trust
   April 30, 1987                         Real Estate Securities Trust

Fidelity Management & Research Company
   June 18, 1985                          Strategic Opportunities Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                            International Value Trust
   March 4, 1996                          International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                         Global Trust*

Clearbridge Advisors, LLC.
   May 5, 2003                            Special Value Trust

Van Kampen Investments
   January 1, 1997                        Value Trust

Pacific Investment Management Company
   March 18, 1988                         Global Bond Trust
   May 1, 1999                            Total Return Trust
   May 5, 2003                            Real Return Bond Trust
   May 1, 2004                            PIMCO VIT All Asset Portfolio

UBS Global Asset Management
   May 1, 2000                            Global Allocation Trust
   May 2, 2005                            Large Cap

Munder Capital Management and Invesco Aim Capital Management
   May 5, 2003                            Small Cap Opportunities Trust

                                    EXHIBIT B

Fund Date                                 Fund Description
---------                                 ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                       Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                       Basic Value Focus
   October 13, 1997                       Special Value Focus
   October 13, 1997                       Global Allocation V.I. Fund

Davis Selected Advisors
   May 1, 2001                            Financial Services Trust
   May 1, 2001                            Fundamental Value Trust
   April 23, 1991                         U.S. Core

Lord Abbett & Co., LLC
   May 1, 2001                            Mid Cap Value Trust
   May 1, 2001                            All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                            Utilities Trust

American Funds
   May 5, 2003                            American Growth Trust
   May 5, 2003                            American International Trust
   May 5, 2003                            American Growth-Income Trust
   May 5, 2003                            American Blue Chip Income & Growth Trust
   August 1, 2005                         American Bond Trust

Mercury Advisors
   May 5, 2003                            Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                         Great Companies - America (SM) Trust** (closed May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                            Small Company Trust** (closed August 1, 2005)

Legg Mason Funds Management, Inc.
   May 1, 2004                            Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                            Classic Value Trust

                                    EXHIBIT B

Fund Date                                       Fund Description
---------                                       ----------------
VARIABLE FUNDS:
Sovereign Asset Management, LLC
   May 5, 2003                                  Emerging Growth Trust
   May 1, 2004                                  Strategic Income Trust

State Street Global Advisers
   May 1, 2004                                  John Hancock VST International
                                                Index

Declaration Management and Research LLC/MFC Global Investment Management
(U.S.A.) Limited
   May 2, 2005                                  Active Bond

Independence Investment LLC
   May 2, 2005                                  Small Cap

Marsico Capital Management LLC
   May 2, 2005                                  International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                                  U.S. High Yield Bond
   May 2, 2005                                  Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                                  International Equity Index

Grantham, Mayo, Van Otterloo & Co, LLC
   January 1, 1997                              International Core

Western Asset Management Co.
   February 19, 1993                            Strategic Bond Trust
   May 1, 1988                                  U.S. Government Securities Trust
   January 1, 1997                              High Yield Trust

Dimensional Financial Advisors
   June 2, 2008                                 Disciplined Diversification

*   Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
(Declaration/Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006
Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

EFFECTIVE DECEMBER 1, 2006
Mid Cap Core Trust (AIM) merged into Mid Cap Index (MFC Global)
Strategic Value Trust (MFS) merged into Large Cap Value Trust (Merrill/Black
Rock)

EFFECTIVE APRIL 25, 2008
Dynamic Growth Trust (fund manager changed to Wellington effective December 17,
2007) merged into Mid Cap Stock (Wellington)
U.S. Global Leaders Growth Trust (fund manager changed to T. Rowe Price effective January 17, 2008) merged into Blue Chip Growth Trust (T. Rowe Price) Quantitative Mid Cap Trust (MFC Global) merged into Mid Cap Index Trust (MFC Global)

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006
GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

EFFECTIVE APRIL 28, 2008
Quantitative Value Trust changed its name to Optimized Value Trust Quantitative All Cap Trust changed its name to Optimized All Cap Trust

                                   EXHIBIT B

FUND MANAGER NAME CHANGES:

EFFECTIVE DECEMBER 1, 2006
Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.A.) Limited (Funds affected: Active Bond Trust, Strategic Income Trust, and Emerging Growth Trust)
Solomon Brothers Asset Management, Inc. (Special Value Trust) changed its name to Clearbridge Advisors, LLC (Special Value Trust)

EFFECTIVE MARCH 31, 2008
AIM Capital Management, Inc, changed its name to Invesco Aim Capital Management, Inc.

FIXED FUNDS:

                                                One Year
                                                Three Year
                                                Five Year
                                                Six Year
                                                Seven Year
                                                6-month DCA Account
                                                12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                                AMENDMENT NO. XIX

                     To The Automatic Reinsurance Agreement

                                     Between

                   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Effective November 7, 2008, Exhibit B, Sub-Accounts, is replaced as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                      Attest:   /s/ illegible
    --------------------------------             ------------------------------
Title:   VP & CFO                       Title:   VP & COO
Date:    3/16/09                        Date:    3/16/2009


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                      Attest:   /s/ illegible
    --------------------------------             ------------------------------
Title:   CFO                            Title:   SVP
Date:    3/3/09                         Date:    2/23/09

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                  Fund Description
---------                                  ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                         Pacific Rim Trust
   June 18, 1985                           Money Market Trust
   January 1, 1997                         Lifestyle Aggressive
   January 1, 1997                         Lifestyle Growth
   January 1, 1997                         Lifestyle Balanced
   January 1, 1997                         Lifestyle Moderate
   January 1, 1997                         Lifestyle Conservative
   May 1, 2000                             Total Stock Market Index Trust
   May 1, 2000                             500 Index Trust
   May 1, 2000                             Mid Cap Index Trust
   May 1, 2000                             Small Cap Index Trust
   May 5, 2003                             Optimized All Cap Trust
   May 1, 2004                             Optimized Value Trust
   May 1, 2004                             Strategic Income Trust
   February 13, 2006                       Index Allocation Trust
   November 12, 2007                       American Fundamental Holdings Trust
   November 12, 2007                       American Global Diversification Trust

T. Rowe Price Associates, Inc.
   December 11, 1992                       Blue Chip Growth Trust
   February 19, 1993                       Equity Income Trust
   October 1, 1997                         Small Company Value Trust
   May 1, 2001                             Health Sciences Trust
   May 2, 2005                             Mid Value
   June 2, 2008                            Capital Appreciation Value

T. Rowe Price Associates, Inc./RCM Capital Management, LLC (RCM)
   January 1, 1997                         Science & Technology Trust

RCM Capital Management, LLC
   January 1, 1997                         Emerging Small Company Trust

Invesco Aim Capital Management, Inc.
   March 4, 1996                           All Cap Growth Trust

Capital Guardian Trust Company
   May 1, 1999                             U.S. Large Cap Trust
   August 3, 1989                          Income & Value Trust
   May 2, 2005                             Overseas Equity

                                   EXHIBIT B

Fund Date                                            Fund Description
---------                                            ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                                       Mid Cap Stock Trust
   June 18, 1985                                     Investment Quality Bond Trust
   May 5, 2003                                       Natural Resources Trust
   May 2, 2005                                       Mid Cap Stock
   May 2, 2005                                       Small Cap Value
   May 2, 2005                                       Small Cap Growth
   June 2, 2008                                      Core Allocation Plus

Deutsche Asset Management, Inc.
   July 15, 1996                                     All Cap Core Trust
   April 30, 1987                                    Real Estate Securities Trust

Fidelity Management & Research Company
   June 18, 1985                                     Strategic Opportunities Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                                       International Value Trust
   March 4, 1996                                     International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                                    Global Trust*

Clearbridge Advisors, LLC.
   May 5, 2003                                       Special Value Trust

VanKampen Investments
   January 1, 1997                                   Value Trust

Pacific Investment Management Company
   March 18, 1988                                    Global Bond Trust
   May 1, 1999                                       Total Return Trust
   May 5, 2003                                       Real Return Bond Trust
   May 1, 2004                                       PIMCO VIT All Asset Portfolio

UBSGlobal Asset Management
   May 1, 2000                                       Global Allocation Trust
   May 2, 2005                                       Large Cap

Munder Capital Management and Invesco Aim Capital Management
   May 5, 2003                                       Small Cap Opportunities Trust

                                    EXHIBIT B

Fund Date                                            Fund Description
---------                                            ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                                  Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                                  Basic Value Focus
   October 13, 1997                                  Special Value Focus
   October 13, 1997                                  Global Allocation V.I. Fund

Davis Selected Advisors
   May 1, 2001                                       Financial Services Trust
   May 1, 2001                                       Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                       Mid Cap Value Trust
   May 1, 2001                                       All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                       Utilities Trust

American Funds
   May 5, 2003                                       American Growth Trust
   May 5, 2003                                       American International Trust
   May 5, 2003                                       American Growth-Income Trust
   May 5, 2003                                       American Blue Chip Income & Growth Trust
   August 1, 2005                                    American Bond Trust

Mercury Advisors
   May 5, 2003                                       Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                                    Great Companies - America (SM) Trust** (closed
                                                     May 1, 2004)
American Century Investment Management, Inc.
   May 1, 2004                                       Small Company Trust** (closed August 1, 2005)

Legg Mason Funds Management, Inc.
   May 1, 2004                                       Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                                       Classic Value Trust

                                    EXHIBIT B

Fund Date                                            Fund Description
---------                                            ----------------
VARIABLE FUNDS:
Sovereign Asset Management, LLC
   May 1, 2004                                       Strategic Income Trust

State Street Global Advisers
   May 1, 2004                                       John Hancock VST International Index

Declaration Management and Research LLC/MFC Global Investment Management (U.S.A.) Limited
   May 2, 2005                                       Active Bond

Marsico Capital Management LLC
   May 2, 2005                                       International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                                       U.S. High Yield Bond
   May 2, 2005                                       Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                                       International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   January 1, 1997                                   International Core

Western Asset Management Co.
   February 19, 1993                                 Strategic Bond Trust
   May 1, 1988                                       U.S. Government Securities Trust
   January 1, 1997                                   High Yield Trust

Dimensional Financial Advisors
   June 2, 2008                                      Disciplined Diversification

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                   EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
(Declaration/Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006
Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

EFFECTIVE DECEMBER 1, 2006
Mid Cap Core Trust (AIM) merged into Mid Cap Index (MFC Global)
Strategic Value Trust (MFS) merged into Large Cap Value Trust
(Merrill/Black Rock)

EFFECTIVE APRIL 25, 2008
Dynamic Growth Trust (fund manager changed to Wellington effective December 17,
2007) merged into Mid Cap Stock (Wellington)
U.S. Global Leaders Growth Trust (fund manager changed to T. Rowe Price effective January 17, 2008) merged into Blue Chip Growth Trust (T. Rowe Price) Quantitative Mid Cap Trust (MFC Global) merged into Mid Cap Index Trust
(MFC Global)

EFFECTIVE NOVEMBER 7, 2008
Emerging Growth Trust (MFC Global Investment Management USA Limited) merged into Small Cap Growth Trust (Wellington Management Company LLP)
Small Cap Trust (Independence Investment LLC) merged into Small Cap Growth Trust (Wellington Management Company LLP)
U.S. Core Trust (Davis Selected Advisors) merged into Fundamental Value Trust (Davis Selected Advisors)

                                    EXHIBIT B

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006

GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

EFFECTIVE APRIL 28, 2008

Quantitative Value Trust changed its name to Optimized Value Trust Quantitative All Cap Trust changed its name to Optimized All Cap Trust

FUND MANAGER NAME CHANGES:

EFFECTIVE DECEMBER 1, 2006

Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.A.) Limited (Funds affected: Active Bond Trust, Strategic Income Trust, and Emerging Growth Trust)
Solomon Brothers Asset Management, Inc. (Special Value Trust) changed its name to Clearbridge Advisors, LLC (Special Value Trust)

EFFECTIVE MARCH 31, 2008

AIM Capital Management, Inc. changed its name to Invesco Aim Capital Management, Inc.

FIXED FUNDS:
      One Year
      Three Year
      Five Year
      Six Year
      Seven Year
      6-month DCA Account
      12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.